                                                                EXHIBIT 10.40


                                 $125,000,000.00

                                CREDIT AGREEMENT

                                   dated as of

                                October 29, 1996,

                                      among

                 WINSTON HOTELS, INC., WINN LIMITED PARTNERSHIP,

                            THE BANKS LISTED HEREIN,

                     WACHOVIA BANK OF NORTH CAROLINA, N.A.,
                               as Collateral Agent

                                       and

                         WACHOVIA BANK OF GEORGIA, N.A.,
                             as Administrative Agent

                                TABLE OF CONTENTS

                     CREDIT AGREEMENT ARTICLE I DEFINITIONS


SECTION 1.01.  Definitions........................................................................................1

SECTION 1.02.  Accounting Terms and Determinations...............................................................16

SECTION 1.03.  Use of Defined Terms..............................................................................17

SECTION 1.04.  Terminology.......................................................................................17

SECTION 1.05.  References........................................................................................17

                                                    ARTICLE II

                               THE CREDITS; LIMITATIONS ON THE USE OF LOAN PROCEEDS


SECTION 2.01.  Commitments to Make Loans; Line Availability Amount.  ............................................17

SECTION 2.02.  Method of Borrowing...............................................................................23

SECTION 2.03.  Sub-Line Restrictions; Line Use Restrictions Generally............................................25

SECTION 2.04.  Notes.............................................................................................29

SECTION 2.05.  Termination Date, Repayment of Loans..............................................................30

SECTION 2.06.  Interest Rates....................................................................................30

SECTION 2.07.  Fees..............................................................................................32

SECTION 2.08.  Mandatory Termination of Commitments..............................................................33

SECTION 2.09.  Optional and Mandatory Prepayments................................................................33

SECTION 2.10.  Mandatory Prepayments.............................................................................33

SECTION 2.11.  General Provisions as to Payments.................................................................33

SECTION 2.12.  Computation of Interest and Fees..................................................................35

                                   ARTICLE III

                     SECURITY AND COLLATERAL FOR THE LOANS;
                            CONDITIONS TO BORROWINGS

SECTION 3.01.  Typology of Hotels................................................................................35

SECTION 3.02.  Release Provisions................................................................................37

SECTION 3.03.  Allocation of Principal Payments..................................................................38

SECTION 3.04.  Conditions to First Borrowing.....................................................................39

SECTION 3.05.  Conditions to All Borrowings......................................................................40

                                                       ARTICLE IV
                                             REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Existence and Power...............................................................................41

SECTION 4.02.  Corporate, Partnership and Governmental Authorization; No Contravention...........................41

SECTION 4.03.  Binding Effect....................................................................................42

SECTION 4.04.  Financial Information.............................................................................42

SECTION 4.05.  Litigation........................................................................................42

SECTION 4.06.  Compliance with ERISA.............................................................................42

SECTION 4.07.  Taxes.............................................................................................43

SECTION 4.08.  Subsidiaries......................................................................................43

SECTION 4.09.  Not an Investment Company.........................................................................43

SECTION 4.10   Public Utility Holding Company Act................................................................43

SECTION 4.11.  Ownership of Property; Liens......................................................................43

SECTION 4.12.  No Default........................................................................................43

SECTION 4.13.  Full Disclosure...................................................................................43

SECTION 4.14.  Environmental  Matters............................................................................44

SECTION 4.15.  Compliance with Laws..............................................................................44

SECTION 4.16.  Capital Stock.....................................................................................44

SECTION 4.17.  Margin Stock......................................................................................44

SECTION 4.18.  Insolvency........................................................................................45

SECTION 4.19.  Public Offering Proceeds..........................................................................45

SECTION 4.20.  Americans with Disabilities Act...................................................................45

SECTION 4.21.  Compliance with Certain Lease Provisions..........................................................45

                                                             ARTICLE V
                                                             COVENANTS

SECTION 5.01.  Information.......................................................................................45

SECTION 5.02.  Inspection of Property, Books and Records.........................................................47

SECTION 5.03.  Negative Pledge as to Hotels......................................................................47

SECTION 5.04.  Consolidated Debt Covenant........................................................................48

SECTION 5.05.  Base Rent and Percentage Rent.....................................................................48

SECTION 5.06.  Use of Proceeds from Subsequent Public Offerings..................................................48

SECTION 5.07.  Room Reserves.....................................................................................48

SECTION 5.08.  Total Funded Debt/Cash Available for Distribution Ratio...........................................48

SECTION 5.09.  Consolidated Tangible Net Worth...................................................................48

SECTION 5.10.  Contingent Liabilities............................................................................48

SECTION 5.11.  Commitment Agreement Incorporated by Reference....................................................49

SECTION 5.12.  Maintenance of Property...........................................................................49

SECTION 5.13.  Maintenance of Existence..........................................................................49

SECTION 5.14.  Dissolution.......................................................................................49


SECTION 5.15.  Consolidations, Mergers and Sales of Assets.......................................................49

SECTION 5.16.  Use of Proceeds...................................................................................49

SECTION 5.17.  Compliance with Laws; Payment of Taxes............................................................50

SECTION 5.18.  Insurance.........................................................................................50

SECTION 5.19.  Change in Fiscal Year or Fiscal Quarters..........................................................50

SECTION 5.20.  Environmental Notices.............................................................................50

SECTION 5.21.  Environmental Matters.............................................................................50

SECTION 5.22.  Environmental Release.............................................................................51

                                                            ARTICLE VI
                                                             DEFAULTS

SECTION 6.01.  Events of Default.................................................................................51

SECTION 6.02.  Notice of Default.................................................................................53

                                                            ARTICLE VII
                                                            THE AGENTS


SECTION 7.01.  Appointment, Powers and Immunities................................................................53

SECTION 7.02.  Reliance by Each Agent............................................................................54

SECTION 7.03.  Defaults..........................................................................................54

SECTION 7.04.  Rights of Collateral  Agent as a Bank; Rights of Agents to Lend     ..............................55

SECTION 7.05.  Indemnification...................................................................................55

SECTION 7.06.  Consequential Damages.............................................................................55

SECTION 7.07.  Payee of Note Treated as Owner....................................................................55

SECTION 7.08.  Non-Reliance on Agents and Other Banks............................................................55

SECTION 7.09.  Failure to Act....................................................................................55

SECTION 7.10.  Resignation or Removal of One or More Agents......................................................56

SECTION 7.11.  Intercreditor Agreement...........................................................................57

                                                           ARTICLE VIII
                                               CHANGE IN CIRCUMSTANCES; COMPENSATION


SECTION 8.01.  Basis for Determining Interest Rate Inadequate or Unfair..........................................57

SECTION 8.02.  Illegality........................................................................................58

SECTION 8.03.  Increased Cost and Reduced Return.................................................................58

SECTION 8.04.  Adjusted CD Rate Loans Substituted for Affected Euro-Dollar Loans.................................59

SECTION 8.05.  Compensation......................................................................................60

                                                            ARTICLE IX
                                                           MISCELLANEOUS


SECTION 9.01.  Notices...........................................................................................61

SECTION 9.02.  No Waivers........................................................................................61

SECTION 9.03.  Expenses; Documentary Taxes; Indemnification......................................................61

SECTION 9.04.  Setoffs; Sharing of Set-Offs......................................................................62

SECTION 9.05.  Amendments and Waivers............................................................................63

SECTION 9.06.  Margin Stock Collateral...........................................................................63

SECTION 9.07.  Successors and Assigns............................................................................64

SECTION 9.08.  Confidentiality...................................................................................65

SECTION 9.09.  Representation by Banks...........................................................................65

SECTION 9.10.  Obligations Several...............................................................................65

SECTION 9.11.  Survival of Certain Obligations...................................................................65

SECTION 9.12.  North Carolina Law................................................................................66

SECTION 9.13.  Severability......................................................................................66

SECTION 9.14.  Interest..........................................................................................66

SECTION 9.15.  Interpretation....................................................................................67

SECTION 9.16.  Defaulting Bank...................................................................................67

SECTION 9.17.  Consent to Jurisdiction...........................................................................67

SECTION 9.18.  Counterparts......................................................................................67


EXHIBIT A    Form of Note
EXHIBIT B    Form of Opinion of Counsel for the Borrower
EXHIBIT C    Form of Opinion of Special Counsel for the Agents
EXHIBIT D    Form of Closing Certificate
EXHIBIT E    Form of Assistant Secretary's Certificate
EXHIBIT F    Form of Compliance Certificate
EXHIBIT G    Form of Assignment and Acceptance
EXHIBIT H    Form of Notice of Borrowing
EXHIBIT I    Form of Borrowing Base Certificate
EXHIBIT J    Form of Paydown Allocation

                                CREDIT AGREEMENT


                  AGREEMENT dated as of October 29, 1996 among WINSTON HOTELS, INC., a North Carolina corporation (the "Company"), WINN LIMITED PARTNERSHIP, a North Carolina limited partnership (the "Partnership"), the BANKS listed on the signature pages hereof, WACHOVIA BANK OF NORTH CAROLINA, N.A., as Collateral Agent, and WACHOVIA BANK OF GEORGIA, N.A., as Administrative Agent.

                  The parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. Definitions. The terms as defined in this
Section 1.01 shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

                  "Acquisition" means (i) the purchase of fee simple title to the Primary Hotels and Subsequent Hotels (specifically including the acquisition of undeveloped land, subject to the provisions hereof) in the name of the Borrower, subject to no ownership interests of third parties (e.g., ground lessor interests) other than the rights of the Lessee pursuant to a Lease and easement rights of third parties and Liens permitted hereunder or (ii) the purchase of leasehold estates on which a Hotel is located, provided (a) the ground lessor subordinates its fee interests to the lien of the Collateral Agent on the Hotel, (b) the Collateral Agent receives a title policy insuring that the fee simple interests are subordinate to the insured Deed of Trust for such Hotel and (c) the limitations and conditions set out in Section 2.03(d) hereof are met.

                  "Adjusted London Interbank Offered Rate" has the meaning set forth in Section 2.06(c).

                  "Adjusted CD Rate" means a rate per annum equal to the rate as of two Domestic Business Days prior to the first day of the Interest Period for 90-day secondary market certificates of deposit in denominations of at least $100,000.00 (adjusted for Domestic Reserve Requirements and for Federal Deposit Insurance Corporation insurance requirements) plus one and eighty-five/ one-hundredths percent (1.85%). As used herein, Domestic Reserve Requirements refers to the maximum reserve requirements (including without limitation any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System in respect of non-personal time deposits having a term comparable to the applicable Interest Period and in an amount of $100,000 or more.

                  "Adjusted CD Rate Loan" means a Loan which bears or is to bear interest at a rate based upon the Adjusted CD Rate.

                  "Administrative Agent" means Wachovia Bank of Georgia, N.A., a national banking association organized under the laws of the United States of America, in its capacity as administrative agent for the Banks hereunder, and its successors and permitted assigns in such capacity.

                  "Administrative Agent's Letter Agreement" means that certain letter agreement, dated as of October 29, 1996, between the Borrower, the Administrative Agent and Collateral Agent relating to the structure of the Loans, and certain fees from time to time payable by the Borrower to the Agents, together with all amendments and modifications thereto.

                  "Affiliate" of any Person means (i) any other Person which directly, or indirectly through one or more intermediaries, controls such Person, (ii) any other Person which directly, or indirectly through one or more intermediaries, is controlled by or is under common control with such Person, or
(iii) any other Person of which such Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Agents" mean collectively the Administrative Agent and the Collateral Agent, in their capacity as agents for the Banks hereunder, and their successors and permitted assigns in such capacity. A reference to an "Agent" shall be construed as a reference to either agent.

                  "Agreement" means this Credit Agreement, together with all amendments and supplements hereto.

                  "Applicable Margin" has the meaning set forth in
Section 2.06(c).

                  "Assignee" has the meaning set forth in Section 9.07(c).

                  "Assignment and Acceptance" means an Assignment and Acceptance executed in accordance with Section 9.07(c) in the form attached hereto as Exhibit G.

                  "Assignments of Rents" mean all assignments of rents, leases and profits now or hereafter executed by the Borrower for the benefit of the Collateral Agent, specifically including (but not limited to) those assignments of rents given with respect to the Initial Hotels, and any and all amendments and modifications thereof.

                  "Authority" has the meaning set forth in Section 8.02.

                  "Bank" means each bank listed on the signature pages hereof as having a Commitment, and its successors and assigns.

                  "Base Rate" means for any Base Rate Loan for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, or (ii) one-half of one percent above the Federal Funds Rate for such day. For purposes of determining the Base Rate for any day, changes in the Prime Rate and the Federal Funds Rate shall be effective on the date of each such change.

                  "Base Rate Loan" means a Loan which bears or is to bear interest at a rate based upon the Base Rate.

                  "Borrower" means one or more of the Partnership and the Company, and their successors and permitted assigns. Where this Agreement imposes obligations upon the "Borrower," such reference shall mean that both the Partnership and the Company shall be jointly and severally obligated for the payment and performance of the obligations. Where any notice is required hereunder to be given to or by the "Borrower," any notice given by the Company (and any signature of a Company representative on behalf of the Company) shall be deemed to have been given on the Company's own behalf and as general partner of the Partnership, even though not specifically delineated in such notice.

                  "Borrowing" means a borrowing hereunder consisting of Loans made to the Borrower at the same time by the Banks pursuant to Article II or, in the case of a Swing Line Borrowing, by the Swing Line Bank only. A Borrowing is a "Base Rate Borrowing" if such Loans are Base Rate Loans or a "Euro-Dollar Borrowing" if such Loans are Euro-Dollar Loans.

                  "Borrowing Base Certificate" has the meaning set forth in
Section 2.01(b)(3).

                  "Capital Stock" means any nonredeemable capital stock of the Borrower or any Consolidated Subsidiary (to the extent issued to a Person other than the Borrower), whether common or preferred.

                  "Cash Available for Distribution" has the meaning set forth in
Section 2.01(b)(2).

                  "Cash Flow Amount" has the meaning set forth in Section 2.01(b)(2).

                  "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. ss.9601 et seq. and its implementing regulations and amendments.

                  "CERCLIS" means the Comprehensive Environmental Response Compensation and Liability Inventory System established pursuant to CERCLA.

                  "Change of Law" shall have the meaning set forth in Section 8.02.

                  "Closing Certificate" has the meaning set forth in Section 3.04(e).

                  "Closing Date" means October 29, 1996.

                  "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code. Any reference to any provision of the Code shall also be deemed to be a reference to any successor provision or provisions thereof.

                  "Collateral Agent" means Wachovia Bank of North Carolina, N.A., in its capacity as collateral agent for the Banks hereunder, and its successors and permitted assigns in such capacity.

                  "Collateral Assignments of Franchise Agreements" means all collateral assignments of franchise agreements, if any, now or hereafter executed by the Lessee, and any and all amendments and modifications thereof.

                  "Collateral Assignments of Management Agreements" means all collateral assignments of all the Lessee's rights (or any portion of such rights) in and under any one or more Management Agreements, and any and all amendments and modifications thereof.

                  "Commitment" means, with respect to each Bank, (i) the amount set forth opposite the name of such Bank on the signature pages hereof, or (ii) as to any Bank which enters into an Assignment and Acceptance (whether as transferor Bank or as Assignee thereunder), the amount of such Bank's Commitment after giving effect to such Assignment and Acceptance, in each case as such amount may be reduced from time to time pursuant to Sections 2.08 and 2.09.

                  "Commitment Agreement" means that certain loan commitment dated April 24, 1996, among the Borrower and the Banks, as amended from time to time.

                  "Commitment Fees" shall have the meaning set forth in Section 2.07(a).

                  "Commitment Fee Payment Date" means each January 10, April 10, July 10, and October 10.

                  "Company" means Winston Hotels, Inc., and its successors and permitted assigns.

                  "Compliance Certificate" has the meaning set forth in Section 5.01(c).

                  "Consolidated Current Assets" and "Consolidated Current Liabilities" mean, at any time, all assets or liabilities, respectively, of the Borrower and its Consolidated Subsidiaries that, in accordance with GAAP, should be classified as current assets or current liabilities, respectively, on a consolidated balance sheet of the Borrower.



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

                  "Consolidated Debt" means at any date the Debt of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

                  "Consolidated Liabilities" means the sum of (i) all liabilities that, in accordance with GAAP, should be classified as liabilities on a consolidated balance sheet of Borrower, and (ii) to the extent not included in clause (i) of this definition, all Redeemable Preferred Stock.

                  "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Borrower in its consolidated financial statements as of such date.

                  "Consolidated Tangible Net Worth" means, at any time, Stockholders' Equity, less the sum of the value, as set forth or reflected on the most recent consolidated balance sheet of the Borrower, prepared in accordance with GAAP, of

                           (A) Any surplus resulting from any write-up of assets
                  subsequent to March 31, 1996;

                           (B) All assets which would be treated as intangible
                  assets for balance sheet presentation purposes under GAAP, including without limitation goodwill (whether representing the excess of cost over book value of assets acquired, or otherwise), trademarks, tradenames, copyrights, patents and technologies, and unamortized debt discount and expense.

                           (C) To the extent not included in (B) of this
                  definition, any, amount at which shares of capital stock of the Borrower appear as an asset on the consolidated balance sheet of the Borrower;

                           (D) Loans or advances to stockholders, directors,
                  officers or employees; and

                           (E) To the extent not included in (B) of this
                  definition, deferred expenses.

                  "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.

                  "Debt" of any Person means at any date, without duplication,
(i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation), (vii) all obligations (absolute or contingent) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and
(ix) all Debt of others Guaranteed by such Person.

                  "Deductions from Income" has the meaning given in Section 2.01(b)(1).

                  "Deeds of Trust" means all deeds of trust, deeds to secure debt, mortgages or similar instruments now or hereafter executed by the Borrower to or for the benefit of the Collateral Agent, specifically including (but not limited to) those deeds of trust, mortgages, and deeds to secure debt given with respect to the Initial Hotels, and any and all amendments and modifications thereof.

                  "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived in writing, become an Event of Default.

                  "Defaulting Bank" means, at any time, any Bank that (a) has failed to make a Loan or failed to purchase a participation interest in a Swing-Line Loan as so required pursuant to the terms of this Agreement, or (b) has failed to pay to the Agents or to any other Bank an amount owed by such Bank pursuant to the terms of this Agreement (but only for so long as such amount has not been paid).

                  "Default Rate" means, with respect to any Loan, a rate per annum equal to 150% of the Prime Rate.

                  "Delayed Acquisition Hotel" has the meaning given in Section 3.01(a).

                  "Depreciation" means for any period the sum of all depreciation expenses of the Borrower and its Consolidated Subsidiaries for such period, as determined in accordance with GAAP.

                  "Dividends" means for any period the sum of all dividends paid or declared during such period in respect of any Capital Stock and Redeemable Preferred Stock (other than dividends paid or payable in the form of additional Capital Stock).

                  "Dollars" or "$" means dollars in lawful currency of the United States of America.

                  "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Georgia are authorized or required by law to close.

                  "Environmental Authority" means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

                  "Environmental Authorizations" means all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of the Borrower or any Subsidiary required by any Environmental Requirement.

                  "Environmental Judgments and Orders" means all judgments, decrees or orders arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

                  "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment, including, without limitation, ambient air, surface water, groundwater or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the clean-up or other remediation thereof.

                  "Environmental Liabilities" means any liabilities, whether accrued, contingent or otherwise, arising from and in any way associated with any Environmental Requirements.

                  "Environmental Notices" means notice from any Environmental Authority or by any other person or entity, of possible or alleged noncompliance with or liability under any Environmental Requirement, including without limitation any complaints, citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

                  "Environmental Proceedings" means any judicial or administrative proceedings arising from or in any way associated with any Environmental Requirement.

                  "Environmental Releases" means releases as defined in CERCLA or under any applicable state or local environmental law or regulation.

                  "Environmental Reports" means those Phase I environmental reports which were rendered with respect to the Initial Hotels and copies of which were delivered to the Banks in connection with the Loans and any Phase I environmental reports hereafter delivered to the Banks with respect to Subsequent Hotels. These reports include, but are not limited to, reports concerning asbestos located in and about one or more of the Properties.

                  "Environmental Requirements" means any legal requirement relating to health, safety or the environment and applicable to the Borrower, any Subsidiary or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

                  "Euro-Dollar Business Day" means any Domestic Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

                  "Euro-Dollar Loan" means a Loan which bears or is to bear interest at a rate based upon the London Interbank Offered Rate.

                  "Euro-Dollar Reserve Percentage" has the meaning set forth in
Section 2.06(c).

                  "Event of Default" has the meaning set forth in Section 6.01.

                  "Extension of Term" means any one year extension of the term hereof from the Termination Date or any Extended Termination Date.

                  "Extended Termination Date" means the date on which the Banks' Commitments terminate following one or more Extensions of Term.

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to Wachovia on such day on such transactions as determined by the Administrative Agent.

                  "Fiscal Quarter" means any fiscal quarter of the Borrower.

                  "Fiscal Year" means any fiscal year of the Borrower.

                  "Franchisor" means any franchisor of a Hotel. The Franchisors for the Initial Hotels are Promus Hotels, Inc., Holiday Inns Franchising, Inc., Marriott International, Inc., and Choice International Hotels, Inc

                  "Franchise Agreement" means the written agreement between the Lessee and the Franchisor pursuant to which the Lessee is granted a franchise to operate a Hotel, and any and all amendments and modifications thereof.

                  "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

                  "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "Hazardous Materials" includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. ss.6901 et seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) any "hazardous substance", "pollutant" or "contaminant", as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by- product, including crude oil or any fraction thereof,
(d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable state or local law or regulation and (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

                  "Hotels" means the Initial Hotels and all Subsequent Hotels.

                  "Initial Hotels" mean those hotels (including land, building, fixtures and all related personal property used or useful in connection with such hotel operations) acquired or to be acquired by the Company or Partnership (as the case may be) and more particularly described below:

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

      Address                       City                   County          State   Rooms/Suites   Franchise                Owner
      -------                       ----                   ------          -----   ------------   ---------                -----
1.   201 Ashville Ave.              Cary                   Wake            NC      130            Hampton Inn           Company
2.   1816 Hillandale Rd.            Durham                 Durham          NC      136            Hampton Inn           Partnership
3.   1675 US Hwy-1                  So. Pines              Moore           NC      126            Hampton Inn           Partnership
4.   474 Western Blvd.              Jacksonville           Onslow          NC      120            Hampton Inn           Partnership
5.   Hwy. 105-208 Linville Rd.      Boone                  Watauga         NC       95            Hampton Inn           Partnership
6.   8419 US Hwy-29 North           Charlotte              Mecklenburg     NC      125            Hampton Inn           Partnership
7.   5107 Market Street             Wilmington             New Hanover     NC      118            Hampton Inn           Partnership
8.   151 South College Rd.          Wilmington             New Hanover     NC      146            Comfort Inn           Partnership
9.   1533 Southlake Parkway         Atlanta                Clayton         GA      124            Hampton Inn           Partnership
10.  112 Tourist Drive              Brunswick              Glynn           GA      127            Hampton Inn           Partnership
11.  One Airport Road               Hilton Head            Beaufort        SC      125            Hampton Inn           Partnership
12.  12610 Chestnut Hill Rd         Chester                Chesterfield    VA       66            Hampton Inn           Partnership
13.  2100 West Hundred St           Chester                Chesterfield    VA      123            Comfort Inn           Partnership
14.  1922 Skibo Road                Fayetteville           Cumberland      NC      176            Comfort Inn           Partnership
15.  3508 Mount Moriah Rd           Durham/Chapel Hill     Durham          NC      138            Comfort Inn           Partnership
16.  US Hwy. 1 North                Raleigh                Wake            NC      149            Comfort Inn           Partnership
17.  6209 Glenwood Avenue           Raleigh                Wake            NC      141            Hampton Inn           Partnership
18.  144 Bee Street                 Charleston             Charleston      SC      128            Comfort Inn           Partnership
19.  5225 North Atco Lane           Charleston             Charleston      SC      168            Quality Suites        Partnership
20.  629 Frontage Rd                Augusta                Richmond        GA      123            Comfort Inn           Partnership
21.  11350 LBJ Freeway              Garland                Dallas          TX      244            Holiday Inn Select    Partnership
22.  940 East Main Street           Abingdon               Washington      VA       80            Holiday Inn Express   Partnership
23.  4154 Preferred Place           Duncansville           Dallas          TX      119            Hampton Inn           Partnership
24.  769 Hammond Drive              Atlanta                Fulton          GA      133            Hampton Inn           Partnership
25.  NE Corner of Pineland Drive    Duluth                 Gwinnett        GA      134            Hampton Inn & Suites  Partnership
     and Crestwood Parkway
26.  151 Van Campen Drive           Wilmington             New Hanover     NC      128            Marriott Courtyard    Partnership
27.  100 MacAlyson Court            Cary                   Wake            NC      140            Homewood Suites       Partnership
28.  401 Bay Area Boulevard         Clear Lake             Harris          TX       92            Homewood Suites       Partnership
                                                                                  ----
                                                                                  3554


                  "Interest Period" means: (1) with respect to each Euro-Dollar Borrowing other than a Swing Line Borrowing or a Working Capital Sub-Line Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first or third month thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

                  (a) any Interest Period (subject to clause (c) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                  (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of the appropriate subsequent calendar month; and

                  (c) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

(2) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending one day thereafter; provided that any Interest Period which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day.

(3) with respect to each Swing Line Borrowing and each Working Capital Sub-Line Borrowing, the period commencing on the date of such Borrowing and (i), in the case of a Swing Line Borrowing or a Working Capital Sub-Line Borrowing that is a Euro-Dollar Borrowing, ending 7 days thereafter or ending on the numerically corresponding day in the first or third month thereafter (such 7 day, 1 month or 3 month period being determined as the Borrower may elect in the applicable Notice of Borrowing), or (ii) in the case of a Base Rate Borrowing, ending one day thereafter, provided that:

                  (a) in the case of a Swing Line Borrowing or Working Capital Sub-Line Borrowing that is a Base Rate Borrowing, any Interest Period (subject to clause (c) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day;

                  (b) in the case of a Swing Line Borrowing or Working Capital Sub-Line Borrowing that is a Euro-Dollar Loan, any Interest Period (subject to clause (c) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

                  (c) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

                  "Interim Borrowing Base Credit Period" shall have the meaning given in Section 2.01(b).

                  "Investment" means any investment in any Person, whether by means of purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, loan or advance to such Person, making of a time deposit with such Person, Guarantee or assumption of any obligation of such Person or otherwise (in either case, whether direct or indirect).

                  "Leases" means any and all lease agreements now or hereafter executed between the Borrower and any lessee (including the Lessee) and any and all amendments and modifications thereof, pursuant to which the Lessee operates the Hotels.

                  "Lending Office" means, as to each Bank, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office) or such other office as such Bank may hereafter designate as its Lending Office by notice to the

Borrower and the Administrative Agent.

                  "Lessee" means Winston Hospitality, Inc., its successors and assigns, or any other party operating a Hotel pursuant to a Lease.

                  "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, servitude or encumbrance of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

                  "Loan" means any loan made by any Bank to the Borrower pursuant to the provisions hereof, and "Loans" means any of all such loans, as the context shall require.

                  "Loan Documents" means this Agreement, the Notes, all Deeds of Trust, all Assignments of Rents, all Security Agreements, all Collateral Assignments of Franchise Agreements, all Collateral Assignments of Management Agreements, any other document evidencing, relating to or securing the Loans, and any other document or instrument delivered from time to time in connection with this Agreement, the Notes or the Loans, as such documents and instruments may be amended or supplemented from time to time.

                  "Loan to Value Amount" has the meaning set forth in Section 2.01(b)(1).

                  "London Interbank Offered Rate" has the meaning set forth in
Section 2.06(c).

                  "Manager" means any manager of a Hotel.

                  "Management Agreement" means the written agreement between the Lessee and the Manager pursuant to which the Manager undertakes the management of a Hotel, and any and all amendments and modifications thereof.

                  "Margin Stock" means "margin stock" as defined in Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                  "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of
(a) the financial condition, operations, business or properties of the Borrower and its Consolidated Subsidiaries taken as a whole, (b) the rights and remedies of the Administrative Agent, the Collateral Agent, or the Banks under the Loan Documents, or the ability of the Borrower to perform its obligations under the Loan Documents to which it is a party, as applicable, or (c) the legality, validity or enforceability of any Loan Document.

                  "Maximum Line Amount" shall mean $125,000,000 or such lesser sum as shall be available upon reduction in the Maximum Line Amount if less than all of the Banks have consented to an Extension of Term and such nonconsenting Banks have not assigned their interests to another Bank or another financial institution.

                  "Multiemployer Plan" shall have the meaning set forth in
Section 4001(a)(3) of ERISA.

                  "Net Income" means, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

                  "Net Operating Income" has the meaning set forth in Section 2.01(b)(1).

                  "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto, and "Note" means any one of such Notes.

                  "Notice of Borrowing" has the meaning set forth in Section
2.02.

                  "Officer's Certificate" has the meaning set forth in Section 3.04(f).

                  "Participant" has the meaning set forth in Section 9.07(b).

                  "Partnership" means WINN Limited Partnership, a North Carolina limited partnership, its successors and permitted assigns.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "Person" means an individual, a corporation, a partnership (including without limitation, a joint venture), an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

                  "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

                  "Primary Hotel" has the meaning set forth in Section 3.01(c) hereof.

                  "Prime Rate" refers to that interest rate so denominated and set by Wachovia from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by Wachovia. Wachovia lends at interest rates above and below the Prime Rate.

                  "Properties" means all real property owned, leased or otherwise used or occupied by the Borrower or any Subsidiary, wherever located.

                  "Public Offering" has the meaning set forth in Section 3.04 hereof.

                  "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is at any time prior to the Termination Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

                  "Renovations" means restoration, renovation, refurbishment and equipping which the Borrower may incur in bringing a Subsequent Hotel or a Primary Hotel up to the quality, standard and condition the Borrower deems appropriate, provided such costs are typically capitalized on the Borrower's balance sheet. The cost of ongoing renovations typically required in the year-to-year operation of a hotel (such as the replacement and repair of furniture, fixtures and equipment, the replacement of carpeting, etc.) do not constitute "Renovations" for purposes of this Agreement.

                  "Rents" means the rents in fact received pursuant to the "annual base rent" and the "annual percentage rent formula" schedule for Primary Hotels and Subsequent Hotels. Attached to the Commitment Agreement are the "annual base rent" and "annual percentage rent formula" schedule for the Initial Hotels.

                  "Required Banks" means at any time Banks (exclusive of Defaulting Banks) having at least 66 2/3% of the aggregate amount of the Commitments (exclusive of Commitments of Defaulting Banks) or, if the Commitments are no longer in effect, Banks (exclusive of Defaulting Banks) holding at least 66 2/3% of the aggregate outstanding principal amount of the Notes (exclusive of Notes payable to Defaulting Banks).

                  "Room Reserves" means five percent (5%) of gross room revenues (excluding other revenues) in the case of each Hotel, except for "full service hotels," in which case the Room Reserves shall be seven percent (7%) of such gross room revenues.

                  "Security Agreements" mean all security agreements now or hereafter executed by the Borrower and the Collateral Agent, specifically including (but not limited to) those security agreements given with respect to the Initial Hotels, and any and all amendments and modifications thereof.

                  "Standard Lease Form" means (i) the form of the Lease to be used by the Borrower and the Lessee on all Hotels and previously approved by the Banks and (ii) any other form of Lease proposed by the Borrower and approved by the Banks for use with respect to all or any Hotels.

                  "Stockholders' Equity" means, at any time, the shareholders' equity of the Borrower and its Consolidated Subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Borrower prepared in accordance with GAAP, but excluding any Redeemable Preferred Stock of the Borrower or any of its Consolidated Subsidiaries. Shareholders' equity generally would include, but not be limited to (i) the par or stated value of all outstanding Capital Stock, (ii) capital surplus, (iii) retained earnings, and
(iv) various deductions such as (A) purchases of treasury stock, (B) valuation allowances, (C) receivables due from an employee stock ownership plan, (D) employee stock ownership plan debt guarantees, and (E) translation adjustments for foreign currency transactions.

                  "Subordination Agreements" mean collectively those agreements pursuant to which a Lease is subordinated to the lien of a Deed of Trust given with respect to such Hotel.

                  "Subsequent Hotels" means all hotels (with the exclusion of Initial Hotels) that have become Primary Hotels, all hotels now or hereafter acquired with equity proceeds or cash flow of the Borrower, all existing hotels that are not Primary Hotels and any other hotel now or hereafter acquired by the Borrower in its own name (specifically excluding any hotel acquired by a partnership or joint venture in which the Borrower or any subsidiary is a partner or joint venturer).

                  "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

                  "Substitute Hotels" has the meaning given such term in Section 3.02(i).

                  "Supermajority of Banks" means at any time Banks (exclusive of Defaulting Banks) having at least 85% of the aggregate amount of the Commitments (exclusive of the Commitments of Defaulting Banks) or, if the Commitments are no longer in effect, Banks (exclusive of Defaulting Banks) holding at least 85% of the aggregate outstanding principal amount of the Notes (exclusive of Notes payable to Defaulting Banks).

                  "Swing Line Bank" shall mean Wachovia (N.C.), in its capacity as one of the Banks providing a Commitment hereunder.

                  "Swing Line Borrowing" is a borrowing pursuant to the Swing Line established under Section 2.03(c).

                  "Swing Line Loan" means a loan constituting a borrowing under the Swing Line established under Section 2.03(c).

                  "Taxes" has the meaning set forth in Section 2.12(c).

                  "Termination Date" means the later of November 1, 1998, or any Extended Termination Date if any Extension of Term is granted pursuant to
Section 2.01(c).

                  "Third Parties" means all lessees, sublessees, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of the Borrower's business and on a temporary basis.

                  "Total Funded Debt" has the meaning given to such term under
Section 5.08.

                  "Transferee" has the meaning set forth in Section 9.07(d).

                  "Unused Commitment" means at any date, with respect to any Bank, an amount equal to its Commitment less the aggregate outstanding principal amount of its Loans.

                  "Wachovia" means Wachovia Bank of Georgia, N.A., a national banking association, and its successors.

                  "Wachovia (N.C.)" means Wachovia Bank of North Carolina, N.A., a national banking association, and its successors.

                  "Wholly Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower.

                  "Working Capital Line Amount" has the meaning given in Section 2.03(a).

                  "Working Capital Sub-Line" has the meaning set forth in
Section 2.03(a).

                  A "Working Capital Sub-Line Borrowing" is a Borrowing under the Working Capital Sub-Line.

                  SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Borrower delivered to the Banks, unless with respect to any such change concurred in by the Borrower's independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Loan Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Banks shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 5.01 hereof, shall mean the financial statements referred to in Section 4.04).

                  SECTION 1.03. Use of Defined Terms. All terms defined in this Agreement shall have the same meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall otherwise require.

                  SECTION 1.04. Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

                  SECTION 1.05. References. Unless otherwise indicated, references in this Agreement to "Articles", "Exhibits", "Schedules", and "Sections" are references to articles, exhibits, schedules and sections hereof.

                                   ARTICLE II

              THE CREDITS; LIMITATIONS ON THE USE OF LOAN PROCEEDS

                  SECTION 2.01. Commitments to Make Loans; Line Availability Amount.

         (a) Generally. Each Bank severally agrees, on the terms and conditions set forth herein, to make Loans to the Borrower from time to time before the Termination Date; provided that,

             (i) immediately after each such Loan is made, the aggregate outstanding principal amount of Loans by such Bank shall not exceed the amount of its Commitment;

                  (ii) the aggregate principal amount of all Loans, at any one time outstanding, shall not exceed the aggregate amount of the Commitments of all of the Banks at such time; and

                  (iii) the aggregate principal amount of all the Loans, at any one time outstanding, shall not exceed the Line Availability Amount at such time.

         Each Borrowing under this Section shall be in an aggregate principal amount of $1,000,000 or any larger multiple of $100,000 (except that any such Borrowing may be in the aggregate amount of the Unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Each Swing Line Borrowing, however, shall be in an aggregate principal amount of $100,000 or any larger multiple of $50,000, except that any such Swing Line Borrowing may be in the aggregate amount of the unused portion of the Swing Line. Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by Section 2.10, prepay Loans and reborrow under this Section at any time before the Termination Date.

         (b) Line Availability Amount. The amount of credit available to be drawn upon from time to time under this Agreement shall at no time, however, exceed that amount which is the lesser of the "Loan to Value Amount" [as hereinafter defined in Subsection 2.01(b)(1) below] and the "Cash Flow Amount" [as hereinafter defined in Subsection 2.01(b)(2) below]. During the one-year period following the Closing Date and any remaining period of the Fiscal Quarter in which such one-year anniversary occurs (the "Interim Borrowing Base Credit Period"), such amount shall be increased by adding the Interim Borrowing Base Credit (as hereinafter defined) to such lesser amount.

         (1) Loan to Value Amount. The "Loan to Value Amount" shall be determined as follows:

                  a. Net Operating Income (as hereinafter defined) of all the Primary Hotels [as defined in Section 3.01(c)] shall be divided by the capitalization rate of 13%.

                  b. The resulting number from a. above shall be multiplied by 45%.

                  c. The resulting number from b. above is the "Loan to Value Amount."

                           NOI / .13 = Value x .45 = Loan to Value Amount

                  "Net Operating Income" shall mean (i) all income derived by the Lessee from the operation of all the applicable hotels (specifically including all room, food, beverage and other revenues but specifically excluding all sums collected on behalf of taxing authorities and required to be forwarded to such taxing authorities) less (ii) "Deductions from Income" for such hotels.

                  "Deductions from Income" for the applicable hotels shall be limited to the following: (i) all operating expenses in fact incurred in the operation of such hotels, specifically including franchise fees, insurance premiums, real estate taxes and personal property taxes but specifically excluding lease payments paid pursuant to the Lease for such hotel; (ii) management fees in an amount equal to 4% of gross room revenues for each such hotel, even though management fees may not be in fact paid or payable and even though management fees may be greater or less than that in fact incurred for such hotel; (iii) capital expenditures incurred in connection with each such hotel (which, for purposes of such calculation shall be an amount equal to 4% of gross room revenues, even though such amount of capital expenditures may be greater or less than that in fact incurred for such hotel).

         (2) Cash Flow Amount. The "Cash Flow Amount" shall be determined by multiplying the "Cash Available for Distribution" for the Primary Hotels by 4.0. Cash Available for Distribution with respect to any hotel or group of hotels shall be determined as follows:

                           From Total Lease Revenues (Base Rent plus Percentage
                           Rent) derived by the Borrower from the Lessee with respect to such hotel or hotels, subtract the required Room Reserves for such hotel or hotels, property taxes and casualty insurance premiums for such hotel or hotels and actual "general and administrative" expenses for the Borrower (prorated among all the hotels owned by the Borrower in a manner satisfactory to the Administrative Agent), defined in accordance with GAAP.

         (3) Calculation of Loan to Value Amount and Cash Flow Amount. Both the Loan to Value Amount and the Cash Flow Amount shall be calculated from time to time in accordance with the following procedure:

                  a. The Borrower shall provide to the Administrative Agent, together with the quarterly financial statements required by Section 5.01 of this Agreement, a financial statement with respect to the operations of the Primary Hotels during the preceding twelve calendar months ending as of the last day of such preceding Fiscal Quarter. If a Primary Hotel has not been operated as a hotel for twelve calendar months, such lesser period during which the Borrower or such other operator has operated the Primary Hotel shall be included in the calculation of the Loan to Value Amount and the Cash Flow Amount. Such calculations shall be made on a pro forma basis for operations by a prior owner as if such operations were subject to a lease having terms and conditions as those set out in the Lease in fact entered into by the Borrower and approved by the Banks for such Primary Hotel. During the Interim Borrowing Base Credit Period, the Recent Acquisition

                           Hotels identified in Section 2.01(b)(5) below shall be excluded from the Primary Hotels for purposes of calculating the Loan to Value Amount and the Cash Flow Amount. The Delayed Acquisition Hotel shall be excluded from such calculations until all conditions for inclusion of such hotel as a Primary Hotel (such as, but not limited to, the recordation of a Deed of Trust, the issuance of a title policy, the satisfaction of all documentation matters required to be satisfied for Initial Hotels) have been satisfied. Such financial statements shall be delivered no later than 55 days after the end of the preceding Fiscal Quarter. Such financial statements shall be in form and detail satisfactory to the Banks with respect to each Primary Hotel individually and with respect to all Primary Hotels in the aggregate.

                  b. Simultaneously with the submission of the financial statements required in a., the Borrower shall provide to the Administrative Agent a certification, signed by the chief financial officer of the Borrower, providing its calculation of the Loan to Value Amount and the Cash Flow Amount, such certification to be in a form set out in Exhibit I and otherwise in form satisfactory to the Banks (the "Borrowing Base Certificate"). The Administrative Agent shall promptly forward such Borrowing Base Certificate to each of the Banks and to the Collateral Agent.

                  c. The Administrative Agent shall be entitled to review such information and to request such additional information as it or any of the Banks deems necessary to verify and assess such calculations. The Administrative Agent may receive and shall take into consideration any information or comments made by the Banks as to such calculations. Within twenty-five
                           (25) days of receipt of the certified Borrowing Base Certificate, the Administrative Agent shall notify the Borrower (i) whether it has accepted the Borrower's Borrowing Base Certificate determinations, and (ii) if not, the Administrative Agent's computation of the Loan to Value Amount and the Cash Flow Amount. The Administrative Agent's determination of the Loan to Value Amount and the Cash Flow Amount (so long as the Collateral Agent concurs with such determination) shall be conclusive, absent manifest error.

                  d. Such Loan to Value Amount and Cash Flow Amount shall be effective as of the first day of the next Fiscal Quarter commencing after such determination. [For example, for the Fiscal Quarter ending March 31, the Borrower would supply financial statements and the Borrowing Base Certificate on or before May 25; the Administrative Agent would review and respond to the Borrowing Base Certificate (and establish the Loan to Value Amount and Cash Flow Amount) on or before June 20, with such computations to be effective on July 1, the first day of the next Fiscal Quarter.]

                  e. Prior to the time that a Primary Hotel is released or added, the Borrower shall supply to the Administrative Agent a new Borrowing Base Certificate. In the case of a reduction in the Line Availability Amount, such reduction shall be effective immediately subject to review and adjustment by the Administrative Agent as described in c. above. In the case of an increase in the Line Availability Amount, such an increase shall be effective only following review and approval of the Borrowing Base Certificate by the Administrative Agent as set out above.

         (4) Required Paydown Due to a Reduction in the Line Availability Amount. If, upon a reduction in the Line Availability Amount as a result of a reduction in the Loan to Value Amount or the Cash Flow Amount, the outstanding principal balance of the Loans exceeds the permitted Line Availability Amount available as of the first day of the next Fiscal Quarter, then on or before such date the Borrower shall pay down the principal balance to that amount available under the new Line Availability Amount. No prepayment premium shall be due and payable in connection with such paydown, regardless of which interest rate option or options have been selected by the Borrower. In addition, the Borrower at any time (but subject to the limitations for approval set out in Section 3.01(c) entitled Primary Hotels) may request the Banks to approve one or more additional hotels as Primary Hotels. If, after reviewing the information to which they are entitled to review in connection with their determination of Primary Hotels, the Banks consent to such addition or additions, the Borrower shall provide a replacement Borrowing Base Certificate that includes such additional Primary Hotels. The recomputed Line Availability Amount shall be effective as of the date on which the Administrative Agent establishes the recomputed Line Availability Amount.

         (5) Interim Inclusion of Credit for Four Hotels. During the Interim Borrowing Base Credit Period, the Borrower shall be entitled to receive the following credit (the "Interim Borrowing Base Credit") to the Line Availability Amount for the following four hotels (which are collectively referred to as the "Recent Acquisition Hotels"):

                           Hotel                                       Hotel No.            Credit
                           -----                                       ---------            ------

                  a.       Marriott Courtyard  - Wilmington, NC             26           $2,550,000.00
                  b.       Hampton Inn and Suites - Duluth, GA              25           $2,822,000.00
                  c.       Hampton Inn - Atlanta, GA                        24           $2,788,000.00
                  d.       Homewood Suites - Clear Lake, TX                 28           $2,351,000.00

                  Such Interim Borrowing Base Credit shall be effective throughout the Interim Borrowing Base Credit Period, subject to the following limitations and conditions. If one or more of such hotels have not yet been acquired (i.e., the Delayed Acquisition Hotel) or are no longer subject to a Deed of Trust securing the Loans (i.e., as a result of a release), no credit shall be given for such hotel. During the Interim Borrowing Base Credit Period, these hotels shall be excluded from the calculations of the Loan to Value Amount and the Cash Flow Amount. During the Interim Borrowing Base Credit Period, however, the amount of Interim Borrowing Base Credit for each of these hotels shall be added to the Line Availability Amount, provided such hotel continues to serve as a Primary Hotel. Following the Interim Borrowing Base Credit Period, the Interim Borrowing Base Credit shall no longer be applicable, and these hotels shall be included in the calculations of the Loan to Value Amount and the Cash Flow Amount. The Interim Borrowing Base Credit Period expires approximately one year from the Closing Date, even though the Delayed Acquisition Hotels have not been owned by the Borrower for a full year. If the Interim Borrowing Base Credit Period would otherwise expire during a Fiscal Quarter, the Interim Borrowing Base Credit Period shall nevertheless be extended automatically to the end of such Fiscal Quarter.

                  Notwithstanding the foregoing, a Recent Acquisition Hotel shall be included in the calculations of the overall Loan to Value Amount and the overall Cash Flow Amount in the determination of the Line Availability Amount (and the Borrower shall not receive the Interim Borrowing Base Credit for such hotel) when the lesser of the Cash Flow Amount or the Loan to Value Amount for such hotel exceeds the Interim Borrowing Base Credit for such hotel. Once a Recent Acquisition Hotel has met such criteria, it shall thereafter no longer be eligible for Interim Borrowing Base Credit, but shall thereafter be included in the calculations of the overall Loan to Value Amount and the overall Cash Flow Amount.

         (6) Title Insurance Amounts Subject to Increases Upon Increases in Line Availability Amount. At Closing, the Borrower has obtained title insurance policies aggregating $90,000,000. If at any time the Line Availability Amount equals or exceeds $85,000,000, the Borrower shall obtain additional title coverage such that, at all times, the amount of title coverage
                  (i) shall be at least equal to the Line Availability Amount and (ii), if requested by the Banks, shall be at least $5 million greater than the Line Availability Amount (the "Title Coverage Spread"). Amounts of title insurance coverage provided for Subsequent Hotels that become Primary Hotels shall be included for purposes of determining whether this requirement has been satisfied. The Banks may require a greater Title Coverage Spread if a "Tie In Endorsement" cannot be issued in any jurisdiction other than Texas.

         (c) Extension of Term. The Borrower may request one-year annual Extensions of the Term no sooner than 90 days and no later than 30 days prior to November 1, 1997, or the

Termination Date. The Banks may, in their sole discretion and without any obligation, determine whether to grant such an extension and shall be entitled to receive whatever information the Banks deem necessary for the consideration of such request. The fact that the Borrower may request one year annual extensions of the Term as described herein is not an option of the Borrower to renew or extend the Term, but merely evidences the fact that the Borrower may request an Extension of the Term, and none of the Banks is under any obligation to grant such a request. Any such decision to extend the Termination Date for all of the Commitments shall require unanimous approval by the Banks, but any Bank may elect to extend the Termination Date of its own Commitment without an Extension of the Term by one or more other Banks. A Bank which has not elected to grant such an extension (a "Non-Extending Bank") shall offer to assign, at par, its Note and its interests hereunder to those remaining Banks which have elected to grant such extensions. No Bank, however, shall be obligated to purchase all or any portion of the interests of a Non-Extending Bank. If the Banks electing to extend the Term do not purchase the Note of any Non-Extending Bank, the interests of a Non-Extending Bank may be assigned by such Non-Extending Bank to a bank or other financial institution pursuant to the assignment provisions of Section 9.07(c) of this Agreement. If one or more of the Banks do not grant such an extension and the interests of such Non-Extending Banks are not assigned to other Banks or to banks or other financial institutions as described herein, (i) the Maximum Line Amount shall be automatically reduced on the date such Banks' Commitments expire by the amount of such Banks' Commitments and (ii) the extension shall be applicable only with respect to those Banks which have elected to grant such an extension. In particular (without limiting the foregoing), any extension is subject to the Banks' prior review and written approval of the Borrower's financial condition. In order for the Banks to complete their financial review and as a condition for any Extension of Term, Borrower must have delivered to the Banks the financial information required in Section 5.01 to be supplied on a quarterly and/or annual basis.

                  SECTION 2.02.  Method of Borrowing.

         (a) The Administrative Agent, upon receipt of a request of the Borrower, shall promptly notify the Borrower of the interest rates then applicable for any interest rate option identified by the Borrower prior to the Borrower's submission of a Notice of Borrowing. The Administrative Agent shall use good faith efforts to provide the Borrower with notice of the maturity of each Borrowing (other than a Base Rate Borrowing) within five business days of the maturity of such Borrowing. The Administrative Agent, however, shall not be liable to the Borrower for any failure to provide such a notice, and the Administrative Agent's failure to provide such a notice shall not affect or mitigate against the Borrower's obligation to repay Loans as such loans mature (including the resetting of interest rates through rollover borrowings described in Section 2.02(e) hereof).

             The Borrower shall give the Administrative Agent notice in the form attached hereto as Exhibit H (a "Notice of Borrowing") prior to 11:00 A.M. (Atlanta, Georgia time) at least 2 Domestic Business Days before each Base Rate Borrowing, and at least 2 Euro-Dollar Business Days before each Euro-Dollar Borrowing, specifying:

                  (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

                  (ii)  the aggregate amount of such Borrowing,

                  (iii) whether the Loans comprising such Borrowing are to be Base Rate Loans, or Euro-Dollar Loans, and whether any portion of such Loans comprising such Borrowing are to be Swing Line Loans,

                  (iv) in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and

                  (v) such other information as is required to be provided in the Notice of Borrowing.

         (b) Upon receipt of a Notice of Borrowing other than for a Swing Line Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof [such notice to be given in any event by 11:00 A.M. (Atlanta, Georgia, time) one Business Day before a Borrowing] and of such Bank's ratable share of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

         (c) Not later than 11:00 A.M. (Atlanta, Georgia time) on the date of each Borrowing, each Bank shall (except as provided in subsection (d) of this Section) make available its ratable share of such Borrowing, in Federal or other funds immediately available in Atlanta, Georgia, to the Administrative Agent at its address referred to in or specified pursuant to Section 9.01. Unless the Administrative Agent determines that any applicable condition specified in
Article III has not been satisfied, the Administrative Agent will make the funds that the Administrative Agent has so received from the Banks available to the Borrower (1) by initiating on the Federal wire transfer system on the date of such Borrowing a transfer of such funds as specified in the applicable Notice of Borrowing; or (2) by crediting the Borrower's account that the Borrower hereby agrees that it will maintain with Wachovia (N.C.) on the date of such Borrowing, with a transfer of such funds as specified in the applicable Notice of Borrowing; provided, however, in no event shall the Administrative Agent have any obligation to make funds available to the Borrower (i) by wire transfer on such date except to the extent that the Administrative Agent has in fact received funds from the Banks on or prior to 11:00 A.M. (Atlanta, Georgia, time) on the date of such Borrowing, or (ii) by crediting the Borrower's account maintained with Wachovia (N.C.) on such date except to the extent that the Administrative Agent has in fact received funds from the Banks on or prior to 2:30 P.M. (Atlanta Georgia time) on the date of such Borrowing. Each Bank agrees that the Borrower shall not be liable for interest for funds disbursed hereunder until such funds have been made available to Borrower through one of the methods described above. The Administrative Agent shall promptly notify the Borrower that a Bank has not made funds available (or intends not to make funds available) upon the earlier to occur of the following: (i) the Administrative Agent's receipt of notice from a Bank that it will not make a Loan in connection with a Borrowing or (ii) a Bank's failure to deliver funds to the Administrative Agent as of the time by which such funds are required to be delivered to the Administrative Agent by this Agreement. The foregoing limitation on the obligations of the Administrative Agent where a Bank has not made funds available shall not affect the obligation of such Bank to make Loans as so required pursuant to the terms of this Agreement.

         (d) Notwithstanding anything to the contrary contained in this Agreement, no Euro-Dollar Borrowing may be made if there shall have occurred a Default or an Event of Default, which Default or Event of Default shall not have been cured or waived in writing.

         (e) In the event that a Notice of Borrowing fails to specify whether the Loans comprising such Borrowing are to be Base Rate Loans or Euro-Dollar Loans, such Loans shall be made as Base Rate Loans.

             If the Borrower is otherwise entitled under this Agreement to repay any Loans maturing at the end of an Interest Period applicable thereto with the proceeds of a new Borrowing, and the Borrower does not repay such Loans using its own moneys and fails to give a Notice of Borrowing in connection with such new Borrowing, a new Borrowing shall be deemed to be made on the date such Loans mature in an amount equal to the principal amount of the Loans so maturing, and the Loans comprising such Borrowing shall be Base Rate Loans.

         (f) Notwithstanding anything to the contrary contained herein, (i) there shall not be more than eight different Euro-Dollar Borrowings (each request for a Borrowing being treated as a single Borrowing, even though more than one Bank may provide funds for such Borrowing) outstanding at the same time and (ii) the proceeds of any Base Rate Borrowing shall be applied first to repay the unpaid principal amount of all Base Rate Loans (if any) outstanding immediately before such Base Rate Borrowing.

             SECTION 2.03. Sub-Line Restrictions; Line Use Restrictions
Generally.

         (a) Working Capital Sub-Line. The Commitments include a sub-line (the "Working Capital Sub-Line") amount of up to seventeen percent (17%) of the Line Availability Amount, as such Line Availability Amount is determined from time to time (the "Working Capital Line Amount"), the proceeds of which may be utilized for the four uses set out below. The Borrower may utilize funds otherwise available in the Working Capital Sub-Line for any other use permitted under
Section 2.03(d) if such funds are not being utilized for such four purposes, but such borrowings shall not be deemed to be drawings under the Working Capital Sub-Line.

             (1) Working Capital: The Working Capital Sub-Line may be used to fund those costs and expenses associated with the normal day-to-day operations of the Borrower's business of owning multiple hotel properties located in multiple states.

                  (2) Dividends: The Borrower intends to make dividend payments on a quarterly basis. The Borrower may draw under the Working Capital Sub-Line to make its dividend payments.

                  (3) Capital Expenditures: The Borrower may utilize the Working Capital Sub- Line to pay for "Capital Expenditures," as that term is defined in accordance with GAAP, subject to the limitations herein set out. As used herein, Capital Expenditures shall not include "Renovations" and also shall not include capital expenditures incurred in the construction and development of new hotels.

                  (4) Swing Line Payout or Paydown. The Borrower may utilize the Working Capital Sub-Line to pay off or pay down the Swing Line.

At any one time, no more than the Working Capital Line Amount may be outstanding under the Working Capital Sub-Line for cumulative payments associated with the four uses identified above. DURING EACH TWELVE (12)-MONTH PERIOD, THE WORKING CAPITAL SUB-LINE MUST BE FULLY PAID OUT TO A ZERO BALANCE FOR 30 CONSECUTIVE CALENDAR DAYS UTILIZING THE BORROWER'S INTERNALLY GENERATED CASH FLOW OR PROCEEDS FROM EQUITY OFFERINGS (THE "REQUIRED CLEAN-UP"). The first twelve-month period shall commence on the first day funds are originally drawn under the Working Capital Sub-Line. Each subsequent twelve-month period shall commence on the first day funds are readvanced under the Working Capital Sub-Line following the Required Clean-Up. The Borrower's failure to comply with the Required Clean-Up shall constitute an event of default hereunder.

         (b) Development/Construction Sub-Line. The Commitments also include a development/construction sub-line (the "Development Sub-Line") amount of up to fifty percent (50%) of the Line Availability Amount, as such Line Availability Amount shall be determined from time to time, the proceeds of which may be utilized for the following two uses. The Borrower may utilize funds otherwise available in the Development Sub-Line for any other use permitted under Section 2.03(d) if such funds are not being utilized for such two purposes, but such borrowings shall not be deemed to be drawings under the Development Sub-Line.

                  1. Acquisition of real estate and construction costs incurred by the Borrower in constructing any hotel (a "Construction Hotel").

                  2. Acquisition of any land and improvements constructed by a third party and not operated as a hotel for a continuous 12 month period prior to such acquisition by the Borrower (a "Development Hotel").

                  A hotel may be a Primary Hotel (if accepted as a Primary Hotel by a Supermajority of Banks) even though it is still considered a Development Hotel or a Construction Hotel.

                  For each draw made under the Development Sub-Line, the Borrower shall identify the amount associated with each of the two allowable categories and shall identify the name and address of the hotel for such drawing is being made.

                  If such drawing is made for the acquisition of undeveloped real estate for anticipated construction of a hotel in the future, then in addition, the Borrower shall specify the amount of such draw utilized for such purpose. The Borrower shall not be entitled to have more than $5,000,000 outstanding at any one time for such purpose where "Hotel Development" is not in process on such site within eighteen months following the acquisition by the Borrower of such site. "Hotel Development" means active, continuous and diligent undertaking of the construction of a hotel on such site. Any amount allocated towards such calculation of the maximum limitation hereof shall be deducted therefrom once and so long as the Borrower actively undertakes Hotel Development for such site.

                  Amounts borrowed for expenditures relating to a Construction Hotel or a Development Hotel shall continue to be allocated under the Development Sub-Line until all amounts for such hotel have been deducted from the Development Sub-Line as set out below. The computation of the amount to be deducted from the Development Sub-Line for a hotel for which the Development Sub-Line is still being allocated shall be calculated as follows: During any period that Loan proceeds remain allocated for a Construction Hotel or a Development Hotel, the Borrower shall supply the Administrative Agent with a "Development/Construction Sub-Line Sheet" at the same time the Borrowing Base Certificate is provided. Such Development/Construction Sub-Line Sheet shall provide information concerning the Net Operating Income [as defined in Section 2.01(b)(1)] derived during the preceding Fiscal Quarter from each Construction Hotel and Development Hotel on a hotel-by-hotel basis. Such Net Operating Income for each of such hotels shall be divided by the capitalization rate of 13%, rounded to the nearest one thousand dollar. For each such hotel, the resulting amount (but never a negative number) shall be deducted from the Development Sub-Line allocated to such hotel as of the beginning of the next Fiscal Quarter and shall again be available for draws under the Development Sub-Line, subject to the requirements of this Agreement generally and such Development Sub-Line in particular.

         (c) Swing Line. The Commitment of Wachovia (N.C.), as a Bank, includes a Swing Line available to the Borrower. Swing Line Loans may be used for any of the purposes for which the Working Capital Sub-Line may be utilized. Borrowings under the Swing Line may be pursuant to Option C (Base Rate Option), Option A (One-Month LIBOR Option), Option B (Three-Month LIBOR Option), or Option D (7-Day LIBOR Option) described in Section 2.06.

             (i) The Borrower may prior to the Termination Date, as see forth in this subsection, request the Swing Line Bank to make, and the Swing Line Bank prior to the Termination Date will make, Swing Line Loans to the Borrower, in an aggregate principal amount at any one time outstanding not exceeding $6,000,000, provided that:

                           (y) the aggregate principal amount of all Loans
                  (including Swing Line Loans) at any one time outstanding shall not exceed the lesser of (i) the aggregate amount of the Commitments of all of the Banks at such time; or (ii) the Line Availability Amount; and

                           (z) the aggregate principal amount of all Swing Line
                  Loans, together with all other outstanding Loans made by the Swing Line Bank, at any one time outstanding shall not exceed the Commitment of the Swing Line Bank.

                  (ii) When the Borrower wishes to request a Swing Line Loan, it shall give the Administrative Agent notice of such a borrowing (a "Swing Line Loan Request") on the Notice of Borrowing hereunder described, so as to be received no later than 11:00 A.M. (Atlanta, Georgia time) on or before the date of the Swing Line Borrowing proposed therein (or such other time and date as the Borrower and the Swing Line Bank may agree). The Borrower may have no more than six Swing Line Loans outstanding at any time.

                  (iii) The Swing Line Bank shall make the amount of such Swing Line Loan available to the Borrower on such date by depositing the proceeds of such Swing Line Loan in immediately available funds, in an account of such Borrower maintained with the Swing Line Bank.

                  (iv) Swing Line Loans shall be considered a utilization of the Commitment of the Swing Line Bank under this Agreement for purposes of calculating the Commitment Fee. Subject to the limitations contained in this Agreement, the Borrower may borrow under this Section, repay and reborrow under this Section at any time before the Termination Date.

                  (v) At any time, upon the request of the Swing Line Bank, each Bank other than the Swing Line Bank shall, on the third Domestic Business Day after such request is made, purchase a participating interest in Swing Line Loans in an amount equal to its ratable share (based upon its respective Commitment) of such Swing Line Loans. On such third Domestic Business Day, each Bank will immediately transfer to the Swing Line Bank, in immediately available funds, the amount of its participation. Whenever, at any time after the Swing Line Bank has received from any such Bank its participating interest in a Swing Line Loan, the Administrative Agent receives any payment on account thereof, the Administrative Agent will distribute to such Bank its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Administrative Agent is required to be returned, such Bank will return to the Administrative Agent any portion thereof previously distributed by the Administrative Agent to it. Each Bank's obligation to purchase such participating interests shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation: (v) any set-off, counterclaim, recoupment, defense, or other right which such Bank or any other Person may have against the Swing Line Bank requesting such purchase or any other Person for any reason whatsoever; (w) the occurrence or continuance of a Default or an Event of Default or the termination of the Commitments; (x) any adverse change in the condition (financial or otherwise) of the Borrower or any other Person; (y) any breach of this Agreement by the Borrower or any other Bank; or (z) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                  (vi) The Borrower has elected to borrow and to continuously reborrow from time to time $781,000 (the "Cary Refinancing Loan") as a Swing Line Loan commencing upon the date hereof and continuing through and including September 30, 1998, in order to refinance a loan with respect to a hotel in Cary, North Carolina (the "Cary Refinancing Loan Maturity Date"). Such borrowing shall be made pursuant to Option B, unless the Borrower shall by Notice of Borrowing timely elect otherwise. The Administrative Agent shall segregate all payment information with respect to the Cary Refinancing Loan as if it were a distinct loan of the Swing Line Bank but, except as herein described, the Cary Refinancing Loan shall, for all purposes hereof, shall be considered to be a Swing Line Loan.

         (d)      Use Restrictions for Loans Generally.

                  (i) The Borrower may use Loan proceeds for the purchase of Subsequent Hotels located in the following states: North Carolina, South Carolina, Virginia, West Virginia, Maryland, Georgia, Florida, Tennessee, Mississippi, Alabama, Ohio, Kentucky, Louisiana, Texas and the District of Columbia. Notwithstanding the preceding sentence, proceeds from Borrowings may be used to purchase Subsequent Hotels located outside of these states without the Banks' prior written approval so long as the cumulative amount of outstanding Loans used to purchase, renovate, or equip properties outside of the states listed above does not exceed fifty percent (50%) of the Line Availability Amount, as such Line Availability Amount shall be determined from time to time. Should the Borrower desire to exceed this amount, the prior written approval of a Supermajority of Banks shall be required, and such approval may be withheld by any Bank in its sole discretion.

                  (ii) Proceeds may not be used to fund debt service (principal; interest; principal and interest) on any other debt other than debt service due with respect to the Loans. The foregoing, however, shall not preclude the Borrower from paying such debt service with funds other than Loan proceeds.

                  (iii) Other than those uses allowed under the Working Capital Sub-Line, the Development Sub-Line, and the Swing Line, Loan proceeds may be used solely to purchase fee simple title to Subsequent Hotels or leasehold interests in Subsequent Hotels (subject to the limitations set out in the following sentence) in the name of the Borrower along with furniture, fixtures and equipment ancillary to the proper operation and management of such Subsequent Hotels. Notwithstanding the foregoing, the Borrower may use Loan proceeds to acquire leasehold estates on which Subsequent Hotels are located, provided: (x) the amount outstanding for such purposes does not at any one time exceed $10,000,000, (y) the Banks have reviewed and approved the ground leases for such hotel sites, and
         (z) the ground lessor agrees in such ground lease to subordinate its fee simple interest to the lien of any deed of trust subsequently encumbering the leased property in favor of the Banks. Should the Borrower desire to exceed this amount, the prior written approval of the Required Banks shall be necessary, and such approval may be withheld by the Banks in their sole discretion.

                  (iv) Loan proceeds may be used for Renovations, as defined herein, associated with the refurbishment and/or renovation of a Subsequent Hotel or a Primary Hotel subject to the limitations on the use of the Working Capital Sub-Line for any Renovations.

                  (v) The Borrower may not use Loan proceeds for the acquisition or renovation of a hotel if that hotel is to remain subject to pre-existing secured indebtedness. Notwithstanding the foregoing, the Borrower may utilize Loan proceeds for such purposes so long as the aggregate amount of Loans outstanding used to purchase such hotels and to effect Renovations of such hotels with pre-existing secured indebtedness does not exceed $10,000,000.

                  (vi) Proceeds may not be used for the pre-development, development or construction of hotel properties without the prior written approval of a Supermajority of Banks, except to the extent of the Development Sub-Line.

                  SECTION 2.04.  Notes.

         (a) The Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of such Bank's Commitment.

         (b) Upon receipt of each Bank's Note pursuant to Section 3.04, the Administrative Agent shall deliver such Note to such Bank. Each Bank shall record, and prior to any transfer of its Notes shall endorse on the schedule forming a part thereof appropriate notations to evidence, the date, amount and maturity of, and effective interest rate for, each Loan made by it, the date and amount of each payment of principal made by the Borrower with respect thereto and whether, in the case of such Bank's Note, such Loan is a Base Rate Loan or Euro-Dollar Loan, and such schedule shall constitute rebuttable presumptive evidence of the principal amount owing and unpaid on such Bank's Note; provided that the failure of any Bank to make, or any error in making, any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Note or the ability of any Bank to assign its Note. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

                  SECTION 2.05. Termination Date, Repayment of Loans.

         (a) As provided in Section 2.01(a) of this Agreement, the Borrower is entitled to borrow and reborrow Loans at any time before the Termination Date.

         (b) Each Loan included in any Borrowing shall mature and the principal amount thereof shall be due and payable on the first to occur of (1) the Termination Date, or (2), except where principal is repaid through a rollover borrowing as described in Section 2.02(e) of this Agreement, the last day of the Interest Period applicable to such Borrowing. As provided in Section 2.02(e) in this Agreement, a new Borrowing sufficient to repay the principal of such Loans shall be deemed to have been made where the Borrower does not repay such otherwise maturing Loans.

             SECTION 2.06. Interest Rates.

         (a) Options Generally. Subject to the provisions hereof, the Borrower may elect one or more of the following Interest Rate Options:

                           (i)      Option A:  One-Month LIBOR Option.

                           (ii)     Option B:  Three-Month LIBOR Option.

                           (iii)    Option C: One-Day Base Rate Option.

                           (iv)     Option D:  Seven-Day LIBOR Option
                  [available for Swing Line Borrowings and Working Capital Sub-Line Borrowings only].

         (b) Base Rate Loan Provisions. Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it is repaid, at a rate per annum equal to the Base Rate for each day. Such interest shall be payable on the last day of each calendar month. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

         (c) Euro-Dollar Loan Provisions. Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted London Interbank Offered Rate for such Interest Period; provided that if any Euro-Dollar Loan shall, as a result of clause (1)(c) of the definition of Interest Period, have an Interest Period of less than one month, such Euro-Dollar Loan shall bear interest during such Interest Period at the rate applicable to Base Rate Loans during such period. Such interest shall be payable for each Interest Period on the last day thereof. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Euro- Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                  "Applicable Margin" means for any Euro-Dollar Loan, 1.75% for the period commencing on the Closing Date and continuing to and including the Termination Date.

                  The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward or downward, if necessary, to the closest 1/100th of 1%, with 50/100's being rounded upward) by dividing (i) the applicable London Interbank Offered Rate for such Interest Period by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

                  The "London Interbank Offered Rate" applicable to any Euro-Dollar Loan means for the Interest Period of such Euro-Dollar Loan the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Euro-Dollar Loan offered for a term comparable to such Interest Period, which rate appears on the display designated as Page "3750" of the Telerate Service in the case of the One-Month LIBOR Option or the Three-Month LIBOR Option and "Page 3875" of the Telerate Service in the case of the Seven-Day LIBOR Option or, in the case of any LIBOR Option, such other page as may replace such page of that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying the London Interbank Offered Rates for United States dollar deposits (the "Telerate Service") determined as of 11:00 a.m. London time, as that rate is set two (2) Euro-Dollar Business Days prior to the first day of the Interest Period, provided that (i) if more than one such offered rate appears on the applicable Telerate Service, the "London Interbank Offered Rate" will be the arithmetic average (rounded upward or downward, if necessary, to the closest 1/100th of 1%, with 50/100's being rounded upward) of such offered rates; and (ii) if no such offered rates appear on such page, or if there is no such service nominated by the British Bankers' Association, the "London Interbank Offered Rate" for such Interest Period will be the arithmetic average (rounded upward or downward, if necessary, to the closest 1/100th of 1%, with 50/100's being rounded upward) of rates quoted by not less than 2 major banks in New York City, selected by the Administrative Agent, at approximately 10:00 a.m., New York City time, 2 Euro- Dollar Business Days prior to the first day of such Interest Period, for deposits in Dollars offered to leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Euro-Dollar Loan.

                  "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro- Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

         (d)      Administrative Agent Calculation of Rates and Notice of
Rates. The

Administrative Agent, using the formulas set out herein for the various options hereunder, shall calculate (for selection by the Borrower pursuant to Section
2.02 hereof) each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the Banks by telecopy of each rate of interest so calculated, and the Administrative Agent's calculation thereof shall be conclusive in the absence of manifest error.

         (e) Default Rate. Any overdue principal of and, to the extent permitted by law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate. After the occurrence and during the continuance of a Default, the principal amount of the Loans (and, to the extent permitted by applicable law, all accrued interest thereon) may, at the election of the Required Banks, bear interest at the Default Rate.

             SECTION 2.07.  Fees.

         (a) Commitment Fee for Unused Commitment. The Borrower shall pay to the Administrative Agent for the ratable account of each Bank a commitment fee calculated at the rate of 1/16 of one percent (.0625%) per quarter on the daily average amount of such Bank's Unused Commitment (collectively, the "Commitment Fees"). Such Commitment Fees shall accrue from and including the Closing Date to but excluding the Termination Date and shall be payable on each Commitment Fee Payment Date and on the Termination Date; provided, that should the Commitments be terminated at any time prior to the Termination Date for any reason, the entire accrued and unpaid Commitment Fee shall be paid on the date of such termination. The Commitment Fees shall be based upon the Maximum Line Amount available (without deduction for the Swing Line), even though the Line Availability Amount may be a lesser sum. For example, even though the Maximum Line Amount is $125,000,000, if the Line Availability Amount is $100,000,000, and the average used portion of the Maximum Line Amount is $50,000,000, the Commitment Fees shall be calculated on the Maximum Line Amount of $125,000,000 less the average used portion of the Maximum Line Amount of $50,000,000, and would be $75,000,000 x .0625% = $46,875.00. In the case of any period not constituting a full Fiscal Quarter (specifically including both the initial and final Fiscal Quarters within which the Commitment is available), the amount of the Commitment Fees shall be prorated and shall be payable only for the period in which the Commitment is available.

         (b) Extension Fees. Upon the request by the Borrower that the Commitments be further extended in accordance with the terms and conditions contained in Section 2.01(c), within 10 days of the Banks' written approval of such request, the Borrower shall pay to the Administrative Agent, for the pro rata benefit of the Banks, a non-refundable Extension Fee of 1/10 of one percent (.100%) of the Maximum Line Amount available during the Extension of Term for the first extension and thereafter 1/8 of one percent (.125%) of the Maximum Line Amount available during the Extension of Term, irrespective of any limitations concerning the Line Availability Amount then applicable. This Extension Fee shall be due and payable with each annual extension requested by the Borrower and approved by the Banks.

         (c) Agents' Fees. The Borrower shall pay to the Agents, for the account and sole benefit of the Agents, such fees and other amounts at such times as set forth in the Administrative Agent's Letter Agreement.

             SECTION 2.08. Mandatory Termination of Commitments. The
Commitments shall terminate on the Termination Date, and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

             SECTION 2.09. Optional and Mandatory Prepayments.

         (a) The Borrower may repay any Base Rate Borrowing in whole or in part at any time, or from time to time, by paying the principal amount to be repaid together with accrued interest thereon to the date of repayment. Each such repayment shall be applied to repay ratably the Base Rate Loans of the several Banks included in such Base Rate Borrowing.

         (b) Except as provided in Section 8.02 and except for prepayment arising out of a reduction in the Line Availability Amount, the Borrower may not prepay all or any portion of the principal amount of any Euro-Dollar Loan prior to the maturity thereof.

         (c) Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrower.

         (d) At no time shall the principal balance of all Loans outstanding exceed the Line Availability Amount, as calculated from time to time as provided herein. In the event the outstanding principal balance exceeds such amount, the Borrower shall immediately repay such excess to the Administrative Agent.

             SECTION 2.10. Mandatory Prepayments. On each date on which the Commitments are terminated pursuant to Section 2.08, the Borrower shall repay or prepay such principal amount of the outstanding Loans, if any together with interest accrued thereon and any amounts due under Section 8.05(a).

             SECTION 2.11. General Provisions as to Payments.

         (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of Commitment Fees and other fees due hereunder, not later than 11:00 A.M. (Atlanta, Georgia time) on the date when due, in Federal or other funds immediately available in Atlanta, Georgia, to the Administrative Agent at its address referred to in Section 9.01. The Administrative Agent will promptly distribute to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the Banks.

         (b) Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

         (c) All payments of principal, interest and fees and all other amounts to be made by the Borrower pursuant to this Agreement with respect to any Loan or fee relating thereto shall be paid without deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at anytime hereafter imposed by any governmental authority or by any taxing authority thereof or therein excluding in the case of each Bank, taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, imposts, levies, duties, deductions or withholdings of any nature being "Taxes"). In the event that the Borrower is required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan or fee or other amount, the Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to any Bank in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment and shall pay to such Bank additional amounts as may be necessary in order that the amount received by such Bank after the required withholding or other payment shall equal the amount such Bank would have received had no such withholding or other payment been made. If no withholding or deduction of Taxes are payable in respect of any Loan or fee relating thereto, the Borrower shall furnish any Bank, at such Bank's request, a certificate from each applicable taxing authority or an opinion of counsel acceptable to such Bank, in either case stating that such payments are exempt from or not subject to withholding or deduction of Taxes. If the Borrower fails to provide such original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinion of counsel of exemption, the Borrower hereby agrees to compensate such Bank for, and indemnify them with respect to, the tax consequences of the Borrower's failure to provide evidence of tax payments or tax exemption.

         In the event any Bank receives a refund of any Taxes paid by the Borrower pursuant to this Section 2.11, it will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided, however, if at any time thereafter it is required to return such refund, the Borrower shall promptly repay to it the amount of such refund.

         Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.11 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions (i) shall be made based upon the circumstances of such Participant, Assignee or other

Transferee, and (ii) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

             SECTION 2.12. Computation of Interest and Fees. Interest on the Base Rate Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Interest on Euro-Dollar Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed, calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Commitment Fees and any other fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).


                                   ARTICLE III

                     SECURITY AND COLLATERAL FOR THE LOANS;
                            CONDITIONS TO BORROWINGS

             SECTION 3.01.  Typology of Hotels.

         (a) Initial Hotels. As of the Closing Date, the Borrower has granted to the Collateral Agent, for the ratable benefit of the Banks, a first lien on twenty-seven of the twenty-eight Initial Hotels. One of the hotels identified in the schedule of Initial Hotels, Hotel 26 (Wilmington, North Carolina), is not yet completed (and thus has not been acquired by the Borrower) but is under contract for such acquisition by the Borrower (the "Delayed Acquisition Hotel"). Such hotel is, however, to be subject to a first-priority lien in favor of the Collateral Agent, for the ratable benefit of the Banks, upon acquisition. Along with the other Initial Hotels, this Delayed Acquisition Hotel has been approved by the Banks as a Primary Hotel, subject to such acquisition and subject to receipt of and approval of all documentation required to be submitted for a Primary Hotel. Until such acquisition and the satisfaction of all requirements specified in the Commitment Agreement for Initial Hotels, (e.g., title policy, recorded Deed of Trust) for the Delayed Acquisition Hotel, the Borrowing Base Certificate shall exclude the Delayed Acquisition Hotel. It shall not constitute an event of default if the Delayed Acquisition Hotel is not acquired.

         Hotel 28 (located on Bay Area Boulevard in Clear Lake, Texas) has been approved by the Banks as a Primary Hotel, notwithstanding questions raised by the Banks as to issues of access and subsurface mineral rights retained by a third party. If at any time (i) the adjoining owner to the northeast of Hotel 28 takes any action causing or initiates any legal proceeding seeking or asserting a significant impairment of access, or (ii) a third party exercises its rights to subsurface mineral extraction reserved pursuant to that certain General Warranty Deed recorded in Volume 4915, Page 272, Harris County Registry, the Banks may elect to revoke the status of Hotel 28 as a Primary Hotel. Notwithstanding the foregoing, if such litigation regarding access is resolved through a final judgment or dismissal of such litigation with prejudice, and as a result of such judgment or dismissal, access is not significantly impaired, the Banks shall reinstate Hotel 28 as a Primary Hotel.

          (b) Subsequent Hotels. Subsequent to the date hereof, the Borrower may utilize the Loan proceeds to purchase in the name of the Borrower additional hotel properties subject to those terms and conditions contained in Section 2.03(d). Such hotels acquired with Loan proceeds are included within the definition of "Subsequent Hotels," but the definition of Subsequent Hotels is not limited to such hotels.

          The Borrower shall be entitled to utilize Loan proceeds at the time of acquisition of a Subsequent Hotel, without contemporaneously granting a first lien to the Collateral Agent on such Subsequent Hotel and without providing to the Collateral Agent, the Administrative Agent or the Banks any information with respect to such Subsequent Hotel. If the Borrower elects to submit such Subsequent Hotel for consideration as a Primary Hotel, however, the Borrower shall provide to the Collateral Agent the information and documentation (e.g., survey, title commitment, environmental report, appraisals, etc.), in form and scope meeting the requirements for Initial Hotels as specified in the Commitment Agreement, for each such Subsequent Hotel at the time of such request by the Borrower.

          If a Supermajority of Banks agree that such Subsequent Hotel is to be considered a Primary Hotel, the Borrower shall cause a Deed of Trust to be recorded with respect to such Subsequent Hotel and shall thereafter promptly provide such other related documentation (for example, the title policy) that can be obtained only after recordation of a Deed of Trust.

         (c) Primary Hotels. The Banks' right to review and approve certain matters set out herein differentiate between those hotels that are "Primary Hotels" and other hotels. "Primary Hotels" are (i) all Initial Hotels, and (ii) any Subsequent Hotel a Supermajority of Banks in their discretion deem acceptable as a Primary Hotel. The Banks shall not consider any hotel as a potential Primary Hotel unless the Banks can be given a first-priority lien on such hotel, and the Banks shall have sole and absolute discretion in determining whether to accept the offered hotel as a "Primary Hotel." In that regard, the Banks can take into consideration their determination of the appraised value of the hotel, its geographic location, the Rents (as hereinabove defined) generated by such hotel, its cash flow, the management company for such hotel, the management contract with the management company for operation of the hotel, and any other factors the Banks deem pertinent, in their sole discretion. Prior to determining whether to accept a hotel as a Primary Hotel, the Banks (i) shall require all underwriting documentation for each such hotel received in connection with an Initial Hotel (appraisal, environmental, title policy, etc.),
(ii) shall have the right to review and approve the lessee, the Rent schedule, and lease associated with such hotel, and (iii) shall have a right of review/approval over all other matters for which it has review/approval for an Initial Hotel. The Borrower is not obligated to offer any Subsequent Hotel to the Banks for consideration as a Primary Hotel. If the Borrower has requested that the Banks accept a Subsequent Hotel as a Primary Hotel and has submitted all documentation required hereby for such consideration, the Collateral Agent shall within 45 days of its receipt of such request and information inform the Borrower whether the Banks will accept such hotel as a Primary Hotel. COVENANTS PROVIDED FOR HEREIN WITH RESPECT TO THE INITIAL HOTELS SHALL BE

AUTOMATICALLY APPLICABLE TO ANY SUBSEQUENT HOTEL THAT BECOMES A PRIMARY HOTEL.

               SECTION 3.02.  Release Provisions.

          (a) Generally. If the Borrower seeks to obtain the release of a Primary Hotel, the Borrower shall provide to the Administrative Agent and Collateral Agent a replacement Borrowing Base Certificate (and the Collateral Agent shall forward such replacement Borrowing Base Certificate to the Banks) reflecting the deletion of such hotel from the calculations of the Loan to Value Amount and the Cash Flow Amount, as previously described in Section 2.01(b). The Collateral Agent shall not release such hotel until the Administrative Agent and the Collateral Agent have reviewed and approved such Borrowing Base Certificate. The Borrower may obtain a release of any Primary Hotel or Primary Hotels, provided (x) such Primary Hotel is being sold by the Borrower to a third party that is unrelated to the Borrower, (y) provided there is no existing Default hereunder, and also (z) provided that one of the following conditions is satisfied:

         (i) Substitute Hotel. The Borrower may offer to substitute another hotel or hotels to serve as a "Primary Hotel" (a "Substitute Hotel"), in which case the replacement Borrowing Base Certificate shall reflect the inclusion of such hotel in the calculations of the Line Availability Amount, and the Borrower shall provide the documentation necessary for the Banks to consider such hotel as a Primary Hotel.

         (ii) Alternative Collateral. The Borrower may offer alternative collateral for release of a Primary Hotel. The Banks shall have full discretion over whether such alternative collateral is satisfactory.

         (iii) Line Availability Amount Reduction. The Borrower shall be entitled to a release of any Primary Hotel upon a reduction in the Line Availability Amount as reflected in the revised Borrowing Base Certificate submitted by the Borrower following confirmation by the Administrative Agent of the new Line Availability Amount. Should the Loans then outstanding exceed the Line Availability Amount as evidenced by the approved replacement Borrowing Base Certificate, the Borrower shall also reduce the outstanding principal balance by such excess on or before the release of such Hotel. The reduction in the Line Availability Amount shall be effective upon the release of such Hotel.

         (b) Release Provisions Relating to Particular Hotels. The following provisions regarding release of hotels are applicable to the following hotels.

         (i) Hotel 15 (Mt. Moriah Road, Durham, North Carolina). Hotel 15 has approximately 3.941 acres of excess land believed to be unnecessary for the operation of such hotel. Subject to the satisfaction of the Banks' requirements for release of such excess acreage, the Banks have agreed to release such excess land without payment of a release fee (other than an administrative fee not exceeding $2,000.00 and reimbursement of the Banks' actual out-of-pocket expenses).

         (ii) Hotel 28 (Bay Area Boulevard, Clear Lake, Texas). If the Banks elect to exclude Hotel 28 as a Primary Hotel pursuant to the provisions of Section 3.01 (a) hereof, the Borrower shall submit a revised Borrowing Base Certificate reflecting the exclusion of such hotel. The Borrower shall also pay down the Loans if the principal amount of the Loans exceeds the revised Line Availability Amount, as evidenced by the revised Borrowing Base Certificate. The Collateral Agent shall, upon the request of the Borrower, promptly release such hotel from the first-priority lien in favor of the Collateral Agent.

                  SECTION 3.03. Allocation of Principal Payments. At the time of any paydown of outstanding principal of the Loans (a "Principal Paydown"), the Borrower shall provide to the Administrative Agent an allocation of such Principal Paydown among the various categories or sub- lines for which principal amounts are outstanding. Such allocation shall be pursuant to the standard form attached hereto as Exhibit J. The Administrative Agent shall be entitled to review and confirm such allocation, and in the event of a dispute as to such amounts and such calculation, the Administrative Agent's determination as to such matters shall be conclusive.

          Such allocation of Principal Paydowns shall be subject to the following conditions:

          1. Certain categories and sublimits are not mutually exclusive. For example, a Development Hotel located in Montana is to be included in both the Development Sub-Line calculation [Section 2.03(b).] and the geographical proximity limitation [Section 2.03(d)(i)]. To the extent that a draw has been so "double counted" under such sub-lines or categories, a Principal Paydown with respect to such a draw shall be likewise "double counted."

         2. Any Principal Paydown allocation made by the Borrower as to Hotels shall be made on a hotel-by-hotel basis, and, to the extent possible, the Borrower shall be required to allocate a Principal Paydown to all draws for one Hotel before making an allocation for draws for another Hotel. The Borrower cannot allow more than one Hotel to have partial outstanding draws allocated to it. The Borrower may elect to allocate all or any portion of a Principal Paydown to the Working Capital Sub-Line or the Swing Line, and is not required to repay such a sub-line in its entirety with a Principal Paydown prior to allocating the balance of a Principal Paydown to a Hotel.

          Where, for example, $10 million has been drawn down and is still outstanding with respect to the Montana Development Hotel mentioned above, but only $5 million of the Development Sub- Line is then allocated to such Hotel (pursuant to a reduction in the Development Sub-Line for such Hotel based on Net Operating Income of such Hotel), if the Borrower elects to allocate a portion of a $11 million Principal Paydown to such Hotel, the Borrower could (i) allocate $10 million of the Principal Paydown to such Hotel and allocate the residue to another Hotel or purpose (e.g., Swing Line or Working Capital Sub-Line) or (ii) allocate the bulk of such Principal Paydown to another purpose (e.g., Swing Line or Working Capital Sub-Line) and apply the residue to the Montana Hotel, provided no other Hotel had drawings partially repaid.

                  SECTION 3.04. Conditions to First Borrowing. The obligation of each Bank to make a Loan on the occasion of the first Borrowing is subject to the satisfaction of the conditions set forth in Section 3.05 and the following additional conditions:

                  (a) receipt by the Administrative Agent from each of the parties hereto of either (i) a duly executed counterpart of this Agreement signed by such party or (ii) a facsimile transmission stating that such party has duly executed a counterpart of this Agreement and sent such counterpart to the Administrative Agent;

                  (b) receipt by the Administrative Agent of a duly executed Note for the account of each Bank complying with the provisions of
         Section 2.04;

                  (c) receipt by the Administrative Agent of (i) an opinion (together with any opinions of local counsel relied on therein) of Brown and Bunch, counsel for the Borrower, dated as of the Closing Date, substantially in the form of Exhibit C hereto and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent or any Bank may reasonably request and (ii) opinions as to enforceability and related matters of the Deeds of Trust, the Assignments of Rents, and other documents with respect to the Collateral Agent's security interest in and lien upon the Initial Hotels;

                  (d) receipt by the Administrative Agent of an opinion of Womble Carlyle Sandridge & Rice, PLLC, special counsel for the Agents, dated as of the Closing Date, substantially in the form of Exhibit D hereto and covering such additional matters relating to the transactions contemplated hereby as the Agents may reasonably request;

                  (e) receipt by the Administrative Agent of a certificate (the "Closing Certificate"), dated the date of the first Borrowing, substantially in the form of Exhibit G hereto, signed by the principal financial officer of the Borrower, to the effect that (i) no Default has occurred and is continuing on the date of the first Borrowing and
         (ii) the representations and warranties of the Borrower contained in
         Article IV are true on and as of the date of the first Borrowing hereunder;

                  (f) receipt by the Administrative Agent of all documents which the Administrative Agent or any Bank may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent, including without limitation a certificate of incumbency of the Borrower (the "Officer's Certificate"), signed by the Secretary or an Assistant Secretary of the Company, substantially in the form of Exhibit E hereto, certifying as to the names, true signatures and incumbency of the officer or officers of the Company authorized to execute and deliver the Loan Documents on behalf of the Company and the Partnership, and certified copies of the following items: (i) the Company's Articles of Incorporation, (ii) the Company's Bylaws, (iii) a certificate of the Secretary of State of the State of North Carolina as to the good standing of the Company as a North Carolina corporation,
         (iv) a Certificate of Limited Partnership for the Partnership issued by the Secretary of State for North Carolina, and (v) the action taken by the Board of Directors of the Company authorizing on behalf of the Company and on behalf of the Partnership the Borrower's execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which the Company and the Partnership are a party;

                  (g) receipt by the Administrative Agent of a Notice of Borrowing;

                  (h) receipt and recordation of the Deeds of Trust and the Assignments of Rents with respect to the Initial Hotels (other than the Delayed Acquisition Hotel);

                  (i) evidence satisfactory to the Banks that the public offering of shares of the Company completed in June of 1996 and the private placement of Company stock with Promus Hotels, Inc. (such public offering and the private placement being collectively referred to as the "Public Offering") has provided to the Company proceeds in an amount required by the Commitment Agreement;

                  (j) receipt of certified copies of the executed Leases, any Management Agreements, Franchise Agreements, and other documentation required in the Commitment Agreement for the Initial Hotels. The form and substance of such Leases (including the base rents and percentage rents due thereunder) are subject to the Banks' prior written approval;

                  (k) receipt by the Administrative Agent of the non-refundable Commitment Fee required by the Commitment Agreement;

                  (l) receipt of such other documents, instruments, opinions, and agreements as the Administrative Agent or the Banks may require in their discretion, specifically including (but not limited to) all those items required by the Commitment Agreement; and

                  (m) receipt of all other documentation and matters described in the Commitment Agreement.

                  SECTION 3.05. Conditions to All Borrowings. The obligation of each Bank to make a Loan on the occasion of each Borrowing is subject to the satisfaction of the following conditions:

                  (a) receipt by the Administrative Agent of Notice of Borrowing as required by Section 2.02 unless the Borrowing is a "rollover borrowing" described in Section 2.02(f);

                  (b) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing;

                  (c) the fact that the representations and warranties of the Borrower contained in Article IV of this Agreement shall be true on and as of the date of such Borrowing; and

                  (d) the fact that, immediately after such Borrowing (i) the aggregate outstanding principal amount of the Loans of each Bank will not exceed the amount of its Commitment and (ii) the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Line Availability Amount or the Maximum Line Amount for all of the Banks as of such date.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the truth and accuracy of the facts specified in clauses (b), (c) and (d) of this Section; provided that such Borrowing shall not be deemed to be such a representation and warranty to the effect set forth in Section 4.04(b) as to any event, act or condition having a Material Adverse Effect which has theretofore been disclosed in writing by the Borrower to the Banks if the aggregate outstanding principal amount of the Loans immediately after such Borrowing will not exceed the aggregate outstanding principal amount thereof immediately before such Borrowing.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  The Borrower represents and warrants that:

                  SECTION 4.01. Existence and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                  The Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all partnership powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                  SECTION 4.02. Corporate, Partnership and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement, the Notes and the other Loan Documents (i) are within the Company's corporate powers and the

Partnership's partnership powers, (ii) have been duly authorized by all necessary corporate and partnership action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Company or the partnership agreement for the Partnership or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries other than the Liens securing the Loans.

              SECTION 4.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower enforceable in accordance with its terms, and the Notes and the other Loan Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

              SECTION 4.04.  Financial Information.

          (a) The consolidated balance sheet of the Borrower as of December 31, 1995, and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, audited by Coopers & Lybrand, L.L.P., copies of which have been delivered to each of the Banks, and the unaudited consolidated financial statements of the Borrower for the interim period ended March 31, 1996, copies of which have been delivered to each of the Banks, fairly present, in conformity with GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such dates and their consolidated results of operations and cash flows for such periods stated.

          (b) Since March 31, 1996, there has been no event, act, condition or occurrence having a Material Adverse Effect.

              SECTION 4.05. Litigation. There is no action, suit or proceeding pending, or to the knowledge of the Borrower threatened, against or affecting the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which could have a Material Adverse Effect or which in any manner draws into question the validity or enforceability of, or could impair the ability of the Borrower to perform its obligations under, this Agreement, the Notes or any of the other Loan Documents.

              SECTION 4.06.  Compliance with ERISA.

         (a) The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of

ERISA.

         (b) Neither the Borrower nor any member of the Controlled Group is or ever has been obligated to contribute to any Multiemployer Plan.

                  SECTION 4.07. Taxes. There have been filed on behalf of the Borrower and its Subsidiaries all Federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Borrower or any Subsidiary have been paid. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

                  SECTION 4.08. Subsidiaries. Each of the Borrower's Subsidiaries is a corporation or partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. The Borrower has no Subsidiaries except those Subsidiaries listed on Schedule 4.08, which accurately sets forth each such Subsidiary's complete name and jurisdiction of incorporation.

                  SECTION 4.09. Not an Investment Company. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  SECTION 4.10 Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

                  SECTION 4.11. Ownership of Property; Liens. Each of the Borrower and its Consolidated Subsidiaries has title to its properties sufficient for the conduct of its business, and none of its Hotels is subject to any Lien except as permitted in this Agreement.

                  SECTION 4.12. No Default. Neither the Borrower nor any of its Consolidated Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which could have or cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

                  SECTION 4.13. Full Disclosure. All information heretofore furnished by the Borrower to the Administrative Agent, the Collateral Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Administrative Agent, the Collateral Agent or any Bank will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. The Borrower has disclosed to the Banks in writing any and all facts which could have or cause a Material Adverse Effect.

              SECTION 4.14.  Environmental  Matters.

          (a) Except as disclosed in the Environmental Reports, neither the Borrower nor any Subsidiary is subject to any Environmental Liability which could have or cause a Material Adverse Effect and neither the Borrower nor any Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA. None of the Properties has been identified on any current or proposed (i) National Priorities List under 40 C.F.R. ss. 300, (ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA.

          (b) Except as disclosed in the Environmental Reports, no Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, or, to the best of the knowledge of the Borrower, at or from any adjacent site or facility, except for Hazardous Materials, such as cleaning solvents, pesticides and other materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, and managed or otherwise handled in minimal amounts in the ordinary course of business in compliance with all applicable Environmental Requirements.

          (c) The Borrower, and each of its Subsidiaries and Affiliates, has procured all Environmental Authorizations necessary for the conduct of its business, and is in compliance with all Environmental Requirements in connection with the operation of the Properties and the Borrower's, and each of its Subsidiary's and Affiliate's, respective businesses.

              SECTION 4.15. Compliance with Laws. The Borrower and each Subsidiary is in compliance with all applicable laws, including, without limitation, all Environmental Laws, except where any failure to comply with any such laws would not, alone or in the aggregate, have a Material Adverse Effect.

              SECTION 4.16. Capital Stock. All Capital Stock, debentures, bonds, notes and all other securities of the Borrower and its Subsidiaries presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws. The issued shares of Capital Stock of the Borrower's Wholly Owned Subsidiaries are owned by the Borrower free and clear of any Lien or adverse claim. At least a majority of the issued shares of Capital Stock of each of the Borrower's other Subsidiaries (other than Wholly Owned Subsidiaries) is owned by the Borrower free and clear of any Lien or adverse claim.

              SECTION 4.17. Margin Stock. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation X.

                  SECTION 4.18. Insolvency. After giving effect to the execution and delivery of the Loan Documents and the making of the Loans under this Agreement, the Borrower will not be "insolvent," as defined in ss. 101 of Title 11 of the United States Code or Section 2 of the Uniform Fraudulent Transfer Act, or any other applicable state law pertaining to fraudulent transfers, as each may be amended from time to time, or be unable to pay its debts generally as such debts become due, or have an unreasonably small capital to engage in any business or transaction, whether current or contemplated.

                  SECTION 4.19. Public Offering Proceeds. The Public Offering provided the Borrower with proceeds, net of closing and transaction expenses, of at least $45,000,000.

                  SECTION 4.20. Americans with Disabilities Act. The Borrower, to the best of its knowledge, is in compliance with all laws and regulations governing accessibility of public facilities to the handicapped, specifically including, but not limited to the physical accessibility requirements of Title III of the Americans with Disabilities Act of 1990, and the implementing Regulations promulgated thereunder by the Department of Justice and the Americans with Disabilities Act Accessibility Guidelines (ADAAG) associated therewith (the "Accessibility Laws"), except as disclosed to the Lender in writing. The Borrower agrees to notify the Collateral Agent of any grievance, complaint or governmental investigation into whether the Borrower is in compliance with the Accessibility Laws. The Borrower agrees to indemnify and hold the Banks harmless from any loss, cost or expense in fact incurred by the Banks as a result of such a violation of the Accessibility Laws.

                  SECTION 4.21. Compliance with Certain Lease Provisions. The Borrower has spent or set aside all sums required to be spent or set aside under the Leases and has paid to the Lessee all sums required to be paid to the Lessee as room reserves under the Leases.

                                    ARTICLE V

                                    COVENANTS

                  The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note remains unpaid:

                  SECTION 5.01. Information. The Borrower will deliver to each of the Banks:

                  (a) as soon as available and in any event within 90 days after the end of each Fiscal Year, a consolidated balance sheet of the Borrower as of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all audited by Coopers & Lybrand, L.L.P. or other independent public accountants of nationally recognized standing, and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified in any manner, except as acceptable to the Required Banks;

                  (b) as soon as available and in any event within 45 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year, a consolidated balance sheet of the Borrower as of the end of such Fiscal Quarter and the related statement of income and statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year;

                  (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate, substantially in the form of Exhibit F (a "Compliance Certificate"), of the chief financial officer or the chief accounting officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.04, 5.08 and 5.09 on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto. In addition, simultaneously with the delivery of the Compliance Certificate, such officer shall deliver a Borrowing Base Certificate substantially in the form of Exhibit I.

                  (d) simultaneously with the delivery of each set of annual financial statements referred to in clause (a) above, a statement of the firm of independent public accountants which reported on such statements to the effect that nothing has come to their attention to cause them to believe that any Default existed on the date of such financial statements;

                  (e) within 5 Domestic Business Days after the Borrower becomes aware of the occurrence of any Default, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                  (f) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

                  (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrower shall have filed with the Securities and Exchange Commission;

                  (h) if and when the Borrower or any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice;

                  (i) promptly after the Borrower knows of the commencement thereof, notice of any litigation, dispute or proceeding involving a claim against the Borrower and/or any Subsidiary for $1,000,000 or more; and

                  (j) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

                  SECTION 5.02. Inspection of Property, Books and Records. The Borrower will (i) keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; and (ii) permit, and will cause each Subsidiary to permit, representatives of any Bank at such Bank's expense prior to the occurrence of an Event of Default and at the Borrower's expense after the occurrence of an Event of Default to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The Borrower agrees to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired.

                  SECTION 5.03. Negative Pledge as to Hotels. The Borrower may incur additional debt other than that evidenced hereby and may incur normal trade debt, in each case subject to the limitations contained herein and compliance with the financial covenant ratios contained herein. Such additional debt, however, may not be secured by a Lien on the Primary Hotels. Unless a Supermajority of Banks consent in writing to such additional debt being so secured (which consent may be granted or withheld by the Banks, in their sole discretion), any additional debt may not be secured by a Lien on any of the Subsequent Hotels.

                  Neither the Borrower nor any Subsidiary shall place a lien on any Subsequent Hotel at any time unless a Supermajority of Banks agree in advance and in writing that such Subsequent Hotel shall not be subject to such a restriction. The Borrower may request the Banks to release any Subsequent Hotel from this restriction, but a Supermajority of Banks shall be entitled to withhold such consent in their sole discretion without specifying any reason for the withholding of such consent. Violation of this covenant shall be a default under this Agreement.

                  SECTION 5.04. Consolidated Debt Covenant. Consolidated Debt of the Borrower, excluding normal trade debt, shall not exceed 45% of the Borrower's aggregate investment in Hotel properties, at Borrower's cost, as defined in the Company's existing charter documents.

                  SECTION 5.05. Base Rent and Percentage Rent. The Borrower shall not adjust the Base Rents and Percentage Rents as to the Primary Hotels without the prior written consent of a Supermajority of Banks. The Base Rent and Percentage Rent for any Primary Hotel is subject to review and approval by the Banks.

                  SECTION 5.06. Use of Proceeds from Subsequent Public Offerings. All net proceeds generated from any and all subsequent stock issuances of the Company must be used to reduce and/or pay out the Loans as the proceeds will allow, except where the proceeds of such sale are used to acquire additional Properties or where common stock is issued in exchange for total equity/ownership interest in one or more Subsequent Hotels or an entity owning one or more Subsequent Hotels.

                  SECTION 5.07. Room Reserves. The Borrower shall establish, and shall make available to each Lessee on all of its Hotels on an annual basis, Room Reserves for such hotel for each lease year, to be used by the Lessee in the restoration and refurbishment of the Hotel for which the Room Reserve was established. The Borrower is not, however, required to establish a separate account in which Room Reserves shall be held.

                  SECTION 5.08. Total Funded Debt/Cash Available for Distribution Ratio. Total Funded Debt (as hereinafter defined) of the Borrower and its Subsidiaries divided by "Cash Available for Distribution" shall be no greater than 5.00 tested quarterly on a rolling twelve calendar month basis. Cash Available for Distribution, as used herein, has the same meaning as used in calculating the Cash Flow Amount, but for purposes of such calculation shall include all Hotels now or hereafter owned by the Borrower from time to time (Primary and Subsequent Hotels). For purposes hereof, "Total Funded Debt," as used herein, means all Debt, but specifically excluding contingent liability arising under franchise agreements and normal trade debt.

                  SECTION 5.09. Consolidated Tangible Net Worth. The Borrower shall maintain at all times a minimum Consolidated Tangible Net Worth of at least $70,000,000, which amount shall be increased by not less than eighty-five percent of the net proceeds of any future offerings of the Company's capital stock, including the Public Offering. In the event that any subsequent public offering of the Company is oversubscribed, this minimum Consolidated Tangible Net Worth requirement shall be increased by an amount equal to 85% of the net proceeds of such oversubscription.

                  SECTION 5.10. Contingent Liabilities. The Borrower and any Subsidiaries or corporate or partnership entities constituting Affiliates of the Borrower may not incur contingent liabilities or contingent debt other than contingent liability associated with franchise agreements.

The foregoing shall not preclude the Borrower from incurring direct or contingent liabilities in connection with any partnership or joint venture with Buckhead Strategic Corp. II, a Delaware corporation, or its assigns, but such direct or contingent liabilities of the Borrower and its Subsidiaries shall be included within the calculation of Total Funded Debt calculation in Section 5.08 above.

                  SECTION 5.11. Commitment Agreement Incorporated by Reference. All terms and conditions of the Commitment Agreement are incorporated herein by reference. Should the Borrower default with respect to any term or provision thereof, such default shall constitute a default hereunder and under each of the Notes. To the extent that the provisions of this Agreement conflict with any provisions of the Commitment Agreement, the terms of this Agreement shall prevail. To the extent, however, that the provisions of any other Loan Documents conflict with any provision of the Commitment Agreement, the terms of the Commitment Agreement shall prevail.

                  SECTION 5.12. Maintenance of Property. The Borrower shall, and shall cause each Subsidiary to, maintain all of its Properties and assets in good condition, repair and working order, ordinary wear and tear excepted.

                  SECTION 5.13. Maintenance of Existence. The Borrower shall, and shall cause each Subsidiary to, maintain its existence as a corporation (in the case of the Company) and as a partnership (in the case of the Partnership) and carry on its business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained. The Company shall maintain its status as a Real Estate Investment Trust and shall be in compliance with all applicable laws with respect to Real Estate Investment Trusts as well as other applicable laws. The Borrower shall not make any material modifications to its partnership agreement (in the case of the Partnership) or to its articles of incorporation or by-laws (in the case of the Company) without the Bank's prior written consent. The issuance of limited partnership interests in the Partnership shall not constitute a "material modification" to the Partnership's partnership agreement.

                  SECTION 5.14. Dissolution. Neither the Borrower nor any of its Subsidiaries shall suffer or permit dissolution or liquidation either in whole or in part or redeem or retire any shares of its own stock or that of any Subsidiary, except through corporate reorganization to the extent permitted by
Section 5.15.

                  SECTION 5.15. Consolidations, Mergers and Sales of Assets. The Borrower will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, unless (i) the Company is the surviving entity under any such transaction, and (ii) such transaction does not create a Default or Event of Default hereunder.

                  SECTION 5.16. Use of Proceeds. No portion of the proceeds of the Loans will be used by the Borrower or any Subsidiary (i) in connection with, either directly or indirectly, any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation, (ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (iii) for any purpose in violation of any applicable law or regulation.

                  SECTION 5.17. Compliance with Laws; Payment of Taxes. The Borrower will, and will cause each of its Subsidiaries and each member of the Controlled Group to, comply with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings diligently pursued. The Borrower will, and will cause each of its Subsidiaries to, pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the property of the Borrower or any Subsidiary, except liabilities being contested in good faith by appropriate proceedings diligently pursued and against which, if requested by the Administrative Agent, the Borrower shall have set up reserves in accordance with GAAP.

                  SECTION 5.18. Insurance. The Borrower will maintain, and will cause each of its Subsidiaries to maintain (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all its Property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business. In addition, the Borrower shall satisfy all requirements for insurance set out in each Deed of Trust with respect to each Primary Hotel.

                  SECTION 5.19. Change in Fiscal Year or Fiscal Quarters. The Borrower will not change its Fiscal Year or Fiscal Quarters without the consent of the Required Banks.

                  SECTION 5.20. Environmental Notices. The Borrower shall furnish to the Banks and the Administrative Agent prompt written notice of all Environmental Liabilities, pending, threatened or anticipated Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and Environmental Releases at, on, in, under or in any way affecting the Properties or any adjacent property, and all facts, events, or conditions that could lead to any of the foregoing.

                  SECTION 5.21. Environmental Matters. The Borrower and its Subsidiaries will not, and will not permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle or ship or transport to or from the Properties any Hazardous Materials except for Hazardous Materials such as cleaning solvents, pesticides and other similar materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed, managed or otherwise handled in minimal amounts in the ordinary course of business in compliance with all applicable Environmental Requirements.

                  With respect to any Hotels that Environmental Reports disclose as having asbestos or asbestos-containing material within the Property, the Borrower agrees to establish an operations and maintenance plan satisfactory to the Required Banks (the "O&M Plans") so as to minimize the risks associated with such asbestos. The Banks may require periodic inspection of such Hotels in order to assess such condition and to assess compliance with such O&M Plans and may require modifications to the O&M Plans as necessary to minimize or eliminate such risks.

                  SECTION 5.22. Environmental Release. The Borrower agrees that upon the occurrence of an Environmental Release at or on any of the Properties it will act immediately to investigate the extent of, and to take appropriate remedial action to eliminate, such Environmental Release, whether or not ordered or otherwise directed to do so by any Environmental Authority.


                                   ARTICLE VI

                                    DEFAULTS

                  SECTION 6.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

                  (a) the Borrower shall fail to pay when due any principal of any Loan or shall fail to pay any interest on any Loan within five Domestic Business Days after such interest shall become due, or shall fail to pay any fee or other amount payable hereunder within five Domestic Business Days after such fee or other amount becomes due; or

                  (b) the Borrower shall fail to observe or perform any covenant contained in Article V; or

                  (c) the Borrower shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by clause (a) or (b) above) or under any of the other Loan Documents for thirty days after the earlier of (i) the first day on which the Borrower has knowledge of such failure or (ii) written notice thereof has been given to the Borrower by the Administrative Agent or the Collateral Agent at the request of any Bank; or

                  (d) any representation, warranty, certification or statement made or deemed made by the Borrower in Article IV of this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

                  (e) the Borrower or any Subsidiary shall fail to make any payment in respect of Debt outstanding (other than the Notes) when due or within any applicable grace period; or

                  (f) any event or condition shall occur which results in the acceleration of the maturity of Debt outstanding of the Borrower or any Subsidiary or the mandatory prepayment or purchase of such Debt by the Borrower (or its designee) or such Subsidiary (or its designee) prior to the scheduled maturity thereof, or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or any Person acting on such holders' behalf to accelerate the maturity thereof or require the mandatory prepayment or purchase thereof prior to the scheduled maturity thereof, without regard to whether such holders or other Person shall have exercised or waived their right to do so; or

                  (g) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally, or shall admit in writing its inability, to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

                  (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

                  (i) the Borrower or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or the Borrower or any other member of the Controlled Group shall enter into, contribute or be obligated to contribute to, terminate or incur any withdrawal liability with respect to, a Multiemployer Plan; or

                  (j) one or more judgments or orders for the payment of money in an aggregate amount in excess of $100,000 shall be rendered against the Borrower or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

                  (k) a federal tax lien shall be filed against the Borrower under Section 6323 of the Code or a lien of the PBGC shall be filed against the Borrower or any Subsidiary under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or

                  (l) Failure of Robert W. Winston III and/or John B. Harris, Jr., to maintain at all times a majority ownership interest in and voting control of the Lessee unless a Supermajority of Banks consent in advance and in writing to such a change in ownership interest and voting control of the Lessee (such consent to be within the sole discretion of each Bank); or

                  (m) The Lessee shall fail to observe or perform any covenant or agreement contained or incorporated by reference in any of the Subordination Agreements for thirty days after the earlier of (i) the first day on which the Borrower has knowledge of such failure or (ii) written notice thereof has been given to the Borrower by the Administrative Agent or the Collateral Agent at the request of any Bank.

then, and in every such event, the Administrative Agent shall (i) if requested by the Required Banks, by notice to the Borrower terminate the Commitments (specifically including, but not limited to, the Swing Line) and they shall thereupon terminate, (ii) if requested by the Required Banks, by notice to the Borrower declare the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents to be, and the Notes (together will all accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that if any Event of Default specified in clause (g) or (h) above occurs with respect to the Borrower, without any notice to the Borrower or any other act by the Administrative Agent or the Banks, the Commitments (specifically including, but not limited to, the Swing Line) shall thereupon automatically terminate and the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall automatically become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, and (iii) exercise any rights, powers and remedies under any of the Loan Documents. Notwithstanding the foregoing, the Administrative Agent shall have available to it all rights and remedies provided under the Loan Documents and in addition thereto, all other remedies at law or equity, and shall exercise any one or all of them at the request of the Required Banks.

                  SECTION 6.02. Notice of Default. The Administrative Agent shall give notice to the Borrower of any Default under Section 6.01(c) and 6.01(n) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

                                   ARTICLE VII



                                   THE AGENTS

                  SECTION 7.01. Appointment, Powers and Immunities. Each Bank hereby irrevocably appoints and authorizes the Agents to act as its agents hereunder and under the other Loan Documents with such powers as are specifically delegated to each Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. Each Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Bank under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Banks, and then only on terms and conditions satisfactory to the Agents, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. Each Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The provisions of this Article VII are solely for the benefit of each Agent and the Banks, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, each Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower. The duties of each Agent shall be ministerial and administrative in nature, and each Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Bank.

                  SECTION 7.02. Reliance by Each Agent. Each Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telefax, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by such Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, each Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks in any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

                  SECTION 7.03. Defaults. The Agents shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default (other than the non-payment of principal of or interest on the Loans) unless such Agent has received notice from a Bank or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". The Administrative Agent shall give each Bank prompt notice of each non-payment of principal of or interest on the Loans, whether or not it has received any notice of the occurrence of such non-payment. The Agents shall (subject to Section 9.05) take such action with respect to such Default or Event of Default as shall be directed by the Required Banks, provided that, unless and until such Agent shall have received such directions, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

                  SECTION 7.04. Rights of Collateral Agent as a Bank; Rights of Agents to Lend. With respect to the Loans made by it, Wachovia (N.C.) in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though Wachovia (N.C.) were not acting as the Collateral Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include Wachovia (N.C.) in its individual capacity. The Agents may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower (and any of its Affiliates) as if it were not acting as an Agent, and the Agents may accept fees and other consideration from the Borrower (in addition to any agency fees and arrangement fees heretofore agreed to between the Borrower and Agents) for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to the Banks.

                  SECTION 7.05. Indemnification. Each Bank severally agrees to indemnify each Agent, to the extent such Agent shall not have been reimbursed by the Borrower, ratably in accordance with its Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless an Event of Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided, however, that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of an Agent. If any indemnity furnished to the Agents for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

                  SECTION 7.06. Consequential Damages. THE AGENTS SHALL NOT BE RESPONSIBLE OR LIABLE TO ANY BANK, THE BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  SECTION 7.07. Payee of Note Treated as Owner. The Agents may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent and the provisions of
Section 9.07(c) have been satisfied. Any requests, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor or replacement thereof.

                  SECTION 7.08. Non-Reliance on Agents and Other Banks. Each Bank agrees that it has, independently and without reliance on the Agents or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Agents or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Agents shall not be required to keep themselves (or any Bank) informed as to the performance or observance by the Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by such Agent hereunder or under the other Loan Documents, each Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower or any other Person (or any of their Affiliates) which may come into the possession of such Agent.

                  SECTION 7.09. Failure to Act. Except for action expressly required of an Agent hereunder or under the other Loan Documents, each Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Banks of their indemnification obligations under Section 7.05 against any and all liability and expense which may be incurred by such Agent by reason of taking, continuing to take, or failing to take any such action.

                  SECTION 7.10.  Resignation or Removal of One or More Agents.

          (a) Subject to the appointment and acceptance of a successor Agent as provided in this Section 7.10(a), each Agent may resign at any time by giving notice thereof to the Banks and the Borrower and each Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, except as provided in Section 7.10(b), the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent. Any successor Agent shall be a bank which has a combined capital and surplus of at least

$500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as an Agent hereunder.

          (b) At any time after the occurrence of an Event of Default and the declaration by the Administrative Agent that the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents are immediately due and payable, Wachovia, as Administrative Agent, may resign by giving notice to the Banks and the Borrower that Wachovia wishes to resign as Administrative Agent under this Agreement pursuant to this Section 7.10(b) and that Wachovia desires to appoint, as successor Administrative Agent, Wachovia (NC). On the date that such notice is provided by Wachovia, Wachovia (NC), as successor Administrative Agent, shall succeed to and become vested with all the rights, powers, privileges and duties of Wachovia, as Administrative Agent, and Wachovia shall be discharged from its duties and obligations hereunder as Administrative Agent. After Wachovia's resignation and removal hereunder as Administrative Agent, the provisions of this Article VII shall continue in effect for the benefit of Wachovia in respect of any actions taken or admitted to be taken by Wachovia while Wachovia was acting as Administrative Agent hereunder.

                  SECTION 7.11. Intercreditor Agreement. The Banks have entered into an Intercreditor Agreement dated of even date herewith governing rights and responsibilities of the Agents to the Banks and certain obligations of the Agents. The Borrower acknowledges and agrees that it is not a third-party beneficiary of any provisions of the Intercreditor Agreement and is not entitled to rely thereon or enforce any provisions thereof. The Borrower also acknowledges that the Intercreditor Agreement may be amended by the Banks without prior notice to or approval by the Borrower. The Intercreditor Agreement and any such amendment, however, shall not waive or amend any provision of this Agreement to the contrary. The Administrative Agent shall provide the Borrower with a photocopy of the Intercreditor Agreement and any amendment thereto within 10 days after execution by all parties to such document.

                                  ARTICLE VIII

                      CHANGE IN CIRCUMSTANCES; COMPENSATION

                  SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period:

                  (a) the Administrative Agent determines that deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

                  (b) the Required Banks advise the Administrative Agent that the London Interbank Offered Rate, as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding the Euro-Dollar Loans for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make Euro-Dollar Loans shall be suspended. Unless the Borrower notifies the Administrative Agent at least 1 Domestic Business Day before the date of any Borrowing of Euro-Dollar Loans for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as an Adjusted CD Rate Loan.

                  SECTION 8.02. Illegality. If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any existing or future law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such authority, bank or agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority shall make it unlawful or impossible for any Bank (or its Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each Euro-Dollar Loan of such Bank, together with accrued interest thereon and any amount due such Bank pursuant to Section 8.05(a). Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow an Adjusted CD Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and such Bank shall make such an Adjusted CD Rate Loan.

                  SECTION 8.03. Increased Cost and Reduced Return.

          (a) If after the date hereof, a Change of Law or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority:

                  (i) shall subject any Bank (or its Lending Office) to any tax, duty or other charge with respect to its Euro-Dollar Loans, its Notes or its obligation to make Euro-Dollar Loans, or shall change the basis of taxation of payments to any Bank (or its Lending Office) of the principal of or interest on its Euro-Dollar Loans or any other amounts due under this Agreement in respect of its Euro-Dollar Loans or its obligation to make Euro-Dollar Loans (except for changes in the rate of tax on the overall net income of such Bank or its Lending Office imposed by the jurisdiction in which such Bank's principal executive office or Lending Office is located); or

                  (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Lending Office); or

                  (iii) shall impose on any Bank (or its Lending Office) or on the London interbank market any other condition affecting its Euro-Dollar Loans, its Notes or its obligation to make Euro-Dollar Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making or maintaining any Euro-Dollar Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement or under its Notes with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

          (b) If any Bank shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any existing or future law, rule or regulation, or any change in the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

          (c) Each Bank will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any

Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

          (d) The provisions of this Section 8.03 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions shall be made based upon the circumstances of such Participant, Assignee or other Transferee.

                  SECTION 8.04. Adjusted CD Rate Loans Substituted for Affected Euro-Dollar Loans. If (i) the obligation of any Bank to make or maintain Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03, and the Borrower shall, by at least 5 Euro-Dollar Business Days' prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

                  (a) all Loans which would otherwise be made by such Bank as Euro-Dollar Loans, shall be made instead as Adjusted CD Rate Loans, as the Borrower may elect in the notice to such Bank through the Administrative Agent referred to hereinabove (in all cases interest and principal on such Loans shall be payable contemporaneously with the related Euro- Dollar Loans of the other Banks), and

                  (b) after each of its Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans and its Adjusted CD Rate Loans instead.

In the event that the Borrower shall elect that the provisions of this Section shall apply to any Bank, the Borrower shall remain liable for, and shall pay to such Bank as provided herein, all amounts due such Bank under Section 8.03 in respect of the period preceding the date of conversion of such Bank's Loans resulting from the Borrower's election.

                  SECTION 8.05. Compensation. Upon the request of any Bank, delivered to the Borrower and the Administrative Agent, the Borrower shall pay to such Bank such amount or amounts as shall compensate such Bank for any loss, cost or expense incurred by such Bank as a result of:

                  (a) any payment or prepayment (pursuant to Section 2.09, Section 2.10, Section 8.02 or otherwise) of a Euro-Dollar Loan on a date other than the last day of an Interest Period for such Euro-Dollar Loan;

                  (b) any failure by the Borrower to prepay a Euro-Dollar Loan on the date for such prepayment specified in the relevant notice of prepayment hereunder; or

                  (c) any failure by the Borrower to borrow a Euro-Dollar Loan on the date for the Borrowing of which such Euro-Dollar Loan is a part specified in the applicable Notice of Borrowing delivered pursuant to Section 2.02.

such compensation to include, without limitation, an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Euro-Dollar Loan (or, in the case of a failure to prepay or borrow, the Interest Period for such Euro-Dollar Loan which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Euro-Dollar Loan provided for herein over
(y) the amount of interest (as reasonably determined by such Bank) such Bank would have paid on deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market.

                                   ARTICLE IX

                                  MISCELLANEOUS

                  SECTION 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given to such party at its address or telecopy number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopy number specified in this Section and the telecopy machine used by the sender provides a written confirmation that such telecopy has been so transmitted or receipt of such telecopy transmission is otherwise confirmed,
(ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, and (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agents under Article II or Article VIII shall not be effective until received.

                  SECTION 9.02. No Waivers. No failure or delay by the Agents or any Bank in exercising any right, power or privilege hereunder or under any Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  SECTION 9.03.  Expenses; Documentary Taxes; Indemnification.

          (a) The Borrower shall pay (i) all out-of-pocket expenses of the Agents, including fees and disbursements of special counsel for the Banks and the Agents, in connection with the preparation of this Agreement and the other Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or alleged Default hereunder or thereunder and (ii) if a Default occurs, all out-of-pocket expenses incurred by the Agents or any Bank, including fees and disbursements of counsel, in connection with such Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents.

          (b) The Borrower shall indemnify the Agents and each Bank against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents.

          (c) The Borrower shall indemnify the Agents, the Banks and each Affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Borrower of the proceeds of any extension of credit by any Bank hereunder or breach by the Borrower of this Agreement or any other Loan Document or from investigation, litigation (including, without limitation, any actions taken by the Agents or any of the Banks to enforce this Agreement or any of the other Loan Documents) or other proceeding (including, without limitation, any threatened investigation or proceeding) relating to the foregoing, and the Borrower shall reimburse the Agents and each Bank, and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand for any expenses (including, without limitation, legal fees) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified.

              SECTION 9.04. Setoffs; Sharing of Set-Offs.

          (a) The Borrower hereby grants to each Bank, as security for the full and punctual payment and performance of the obligations of the Borrower under this Agreement, a continuing lien on and security interest in all deposits and other sums credited by or due from such Bank to the Borrower or subject to withdrawal by the Borrower; and regardless of the adequacy of any collateral or other means of obtaining repayment of such obligations, each Bank may at any time upon or after the occurrence of any Event of Default, and without notice to the Borrower, set off the whole or any portion or portions of any or all such deposits and other sums against such obligations, whether or not any other Person or Persons could also withdraw money therefrom.

          (b) Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of all principal and interest owing with respect to the Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Note held by the other Banks, and/or such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to a Note shall be shared by the Banks pro rata; provided that (i) nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under a Note, and (ii) if all or any portion of such payment received by the purchasing Bank is thereafter recovered from such purchasing Bank, such purchase from each other Bank shall be rescinded and such other Bank shall repay to the purchasing Bank the purchase price of such participation to the extent of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (x) the amount of such other Bank's required repayment to (y) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

              SECTION 9.05. Amendments and Waivers.

          (a) Any provision of this Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of an Agent are affected thereby, by such Agent); provided that no such amendment or waiver shall, unless signed by the Borrower and by each of the Banks, (i) change the Commitment of any Bank or subject any Bank to any additional obligation, (ii) change the principal of or rate of interest on any Loan or any fees payable to the Banks hereunder, (iii) change the date fixed for any payment of principal of or interest on any Loan or any fees hereunder specifically including any Extension of Term, subject to the provisions of
Section 2.01(c), (iv) change the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement,
(vi) change the manner of application of any payments made under this Agreement, the Notes, or any other Loan Document, (vii) release or substitute all or any substantial part of the collateral (if any) held as security for the Loans except where this Agreement or other Loan Documents explicitly entitle the Borrower to such a release, or (viii) release any guaranty given to support payment of the Loans.

          (b) The Borrower will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement unless each Bank shall be informed thereof by the Borrower and shall be afforded an opportunity of considering the same and shall be supplied by the Borrower with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by the Borrower to each Bank forthwith following the date on which the same shall have been executed and delivered by the requisite percentage of Banks. The Borrower will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Bank (in its capacity as such) as consideration for or as an inducement to the entering into by such Bank of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to all such Banks.

              SECTION 9.06. Margin Stock Collateral. Each of the Banks represents to the Administrative Agent and each of the other Banks that it in good faith is not, directly or indirectly (by negative pledge or otherwise), relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

              SECTION 9.07. Successors and Assigns.

          (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or otherwise transfer any of its rights under this Agreement.

          (b) Any Bank may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to such Bank, any Note held by such Bank, any Commitment hereunder or any other interest of such Bank hereunder. In the event of any such sale by a Bank of a participating interest to a Participant, such Bank's obligations under this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower and the Agents shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. In no event shall a Bank that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Bank may agree that it will not (except as provided below), without the consent of the Participant, agree to (i) the change of any date fixed for the payment of principal of or interest on the related Loan or Loans, (ii) the change of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related Loan or Loans, (iii) the change of the principal of the related Loan or Loans, (iv) any change in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) commitment fee is payable hereunder from the rate at which the Participant is entitled to receive interest or commitment fee (as the case may be) in respect of such participation, (v) the release or substitution of all or any substantial part of the collateral (if any) held as security for the Loans, or (vi) the release of any guaranty given to support payment of the Loans. Each Bank selling a participating interest in any Loan, Note, Commitment or other interest under this Agreement shall, within 10 Domestic Business Days of such sale, provide the Borrower and the Administrative Agent with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Article VIII with respect to its participation in Loans outstanding from time to time.

          (c) Any Bank may at any time assign to one or more banks or financial institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance in the form attached hereto as Exhibit G, executed by such Assignee, such transferor Bank and the Administrative Agent (and, in the case of an Assignee that is not then a Bank or an Affiliate of a Bank, by the Borrower); provided that (i) no interest may be sold by a Bank pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Bank's Commitment,
(ii) the amount of the Commitment of the assigning Bank subject to such assignment (determined as of the effective date of the assignment) shall be equal to $5,000,000 (or any larger multiple of $1,000,000), (iii) no interest may be sold by a Bank pursuant to this paragraph (c) to any Assignee that is not then a Bank or an Affiliate of a Bank without the consent of the Borrower, which consent is within the sole and absolute discretion of the Borrower, provided, however, that upon the occurrence and continuation of an Event of Default, the consent of the Borrower shall not be required as to such an assignment, and (iv) a Bank may not have more than two Assignees that are not then Banks at any one time. Upon (A) execution of the Assignment and Acceptance by such transferor Bank, such Assignee, the Administrative Agent and (if applicable) the Borrower,
(B) delivery of an executed copy of the Assignment and Acceptance to the Borrower and the Administrative Agent, (C) payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, and (D) payment of a processing and recordation fee of $2,000 to the Administrative Agent, such Assignee shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement (including, without limitation, the rights of a Bank under Section 2.03) to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrower, the Banks or the Administrative Agent shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to each of such Assignee and such transferor Bank.

          (d) Subject to the provisions of Section 9.08, the Borrower authorizes each Bank to disclose to any Participant, Assignee or other transferee (each a "Transferee") and any prospective Transferee any and all financial and other information in such Bank's possession concerning the Borrower which has been delivered to such Bank by the Borrower pursuant to this Agreement or which has been delivered to such Bank by the Borrower in connection with such Bank's credit evaluation prior to entering into this Agreement.

          (e) No Transferee shall be entitled to receive any greater payment under Section 8.03 than the transferor Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02 or 8.03 requiring such Bank to designate a different Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

          (f) Anything in this Section 9.07 to the contrary notwithstanding, any Bank may assign and pledge all or any portion of the Loans and/or obligations owing to it to any Federal Reserve

Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans and/or obligations made by the Borrower to the assigning and/or pledging Bank in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of such assigned Loans and/or obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Bank from its obligations hereunder.

                  SECTION 9.08. Confidentiality. Each Bank agrees to exercise its best efforts to keep any information delivered or made available by the Borrower to it which is clearly indicated to be confidential information, confidential from anyone other than persons employed or retained by such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided, however, that nothing herein shall prevent any Bank from disclosing such information (i) to any other Bank, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank, (iv) which has been publicly disclosed, (v) to the extent reasonably required in connection with any litigation to which the Agents, any Bank or their respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to such Bank's legal counsel and independent auditors and (viii) to any actual or proposed Participant, Assignee or other Transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 9.08.

                  SECTION 9.09. Representation by Banks. Each Bank hereby represents that it is a commercial lender or financial institution which makes loans in the ordinary course of its business and that it will make its Loans hereunder for its own account in the ordinary course of such business; provided, however, that, subject to Section 9.07, the disposition of the Note held by that Bank shall at all times be within its exclusive control.

                  SECTION 9.10. Obligations Several. The obligations of each Bank hereunder are several, and no Bank shall be responsible for the obligations or commitment of any other Bank hereunder. Nothing contained in this Agreement and no action taken by the Banks pursuant hereto shall be deemed to constitute the Banks to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

                  SECTION 9.11. Survival of Certain Obligations. Sections 8.03(a), 8.03(b), 8.05 and 9.03, and the obligations of the Borrower thereunder, shall survive, and shall continue to be enforceable notwithstanding, the termination of this Agreement and the Commitments and the payment in full of the principal of and interest on all Loans.

                  SECTION 9.12. North Carolina Law. This Agreement and each Note shall be construed in accordance with and governed by the law of the State of North Carolina.

                  SECTION 9.13. Severability. In case any one or more of the provisions contained in this Agreement, the Notes or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

                  SECTION 9.14. Interest. In no event shall the amount of interest due or payable hereunder or under the Notes exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently made to any Bank by the Borrower or inadvertently received by any Bank, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify such Bank in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Banks not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law.

                  SECTION 9.15. Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

                  SECTION 9.16. Defaulting Bank. Each Bank understands and agrees that if such Bank is a Defaulting Bank, then notwithstanding any provisions of this Agreement to the contrary, it shall not be entitled to vote on any matter requiring the consent of the Banks or to object to any matter requiring the consent of the Banks; provided, however, that all other benefits and obligations under the Loan Documents shall apply to such Defaulting Bank.

                  SECTION 9.17. Consent to Jurisdiction. The Borrower (a) submits to personal jurisdiction in the State of North Carolina, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Agreement, the Notes and the other Loan Documents, (b) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of North Carolina for the purpose of litigation to enforce this Agreement, the Notes or the other Loan Documents, and
(c) agrees that service of process may be made upon it in the manner prescribed in Section 9.01 for the giving of notice to the Borrower. Nothing herein contained, however, shall prevent the Agents, or either of them, from bringing any action or exercising any rights against any security and against the Borrower personally, and against any assets of the Borrower, within any other state or jurisdiction.

                  SECTION 9.18. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                              WINSTON HOTELS, INC., a North Carolina
                              corporation


[Corporate Seal]              By:
                                 -----------------------------------
                                       Senior Vice President
Attest:

----------------------
Assistant Secretary

                              Address:
                              2209 Century Drive, Suite 300
                              Raleigh, North Carolina 27612
                              Attention: Philip R. Alfano
                              Telecopy number: (919) 510-6832
                              Telephone number: (919) 510-6010


                              WINN LIMITED PARTNERSHIP, a North Carolina limited partnership (SEAL)

                              By: WINSTON HOTELS, INC., a North Carolina
                              corporation, its general partner


[Corporate Seal]                       By:
                                          -------------------------------
                                                Senior Vice President
Attest:

---------------------
Assistant Secretary
                              Address:
                              2209 Century Drive, Suite 300
                              Raleigh, North Carolina 27612
                              Attention: Philip R. Alfano
                              Telecopy number: (919) 510-6832
                              Telephone number: (919) 510-6010

                              WACHOVIA BANK OF GEORGIA, N.A., as
                              Administrative Agent


                              By:
                                 -------------------------------------
                              Title:
                                    ----------------------------------

[CORPORATE SEAL]

                              Lending Office
                              Wachovia Bank of Georgia, N.A.
                              191 Peachtree Street, N.E.
                              Atlanta, Georgia  30303-1757
                              Attention: Syndicate Services
                              Telecopy number: (404) 332-5019
                              Telephone number: (404) 332-4008

                              WACHOVIA BANK OF NORTH CAROLINA, N.A.,
                              as Collateral Agent


                              By:
                                 -------------------------------------
                              Title: Senior Vice President

[CORPORATE SEAL]

                              Lending Office
                              Wachovia Bank of North Carolina, N.A.
                              227 Fayetteville Street Mall
                              Raleigh, North Carolina 27601
                              Attention: Jeffrey P. Castleberry
                              Telecopy number: (919) 755-2493
                              Telephone number: (919) 755-7861


$50,000,000.00                WACHOVIA BANK OF NORTH CAROLINA, N.A.


                              By:
                                 -------------------------------------
                              Title: Senior Vice President
[CORPORATE SEAL]

                              Lending Office
                              Wachovia Bank of North Carolina, N.A.
                              227 Fayetteville Street Mall
                              Raleigh, North Carolina 27601
                              Attention: Jeffrey P. Castleberry
                              Telecopy number: (919) 755-2493
                              Telephone number: (919) 755-7861

$35,000,000.00                BRANCH BANKING AND TRUST COMPANY


                              By:
                                 -------------------------------------
                              Title: Senior Vice President

[CORPORATE SEAL]


                              Lending Office
                              Branch Banking and Trust Company

                              434 Fayetteville Street Mall, Fifth Floor
                              Raleigh, North Carolina 27601
                              Attention: Richard E. Fowler
                              Telecopy number:  (919) 831-4067
                              Telephone number: (919) 831-4012



$20,000,000.00                NATIONSBANK, N.A.


                              By:
                                 -------------------------------------
                              Title: Senior Vice President

[CORPORATE SEAL]


                              Lending Office
                              NationsBank, N.A.
                              One Hannover Square, Suite 301
                              Raleigh, North Carolina 27601
                              Attention: Jack M. Wiser
                              Telecopy number: (919) 829-6713
                              Telephone number: (919) 829-6899

$20,000,000.00                SOUTHTRUST BANK OF ALABAMA, N.A.


                              By:
                                 -------------------------------------
                              Title:
                                   -----------------------------------

[CORPORATE SEAL]


                              Lending Office
                              SouthTrust Bank of Alabama, N.A.
                              6525 Morrison Boulevard, Suite 351
                              Charlotte, North Carolina 28211
                              Attention: John D. Pierce
                              Telecopy number: (704) 367-1907
                              Telephone number: (704) 362-5259










------------

TOTAL COMMITMENTS:
$125,000,000.00

                            SCHEDULE 4.08

                        Existing Subsidiaries

Name of Subsidiary                                Jurisdiction of Incorporation
------------------                                -----------------------------
      None                                                     None

                                                                       EXHIBIT A

                                      NOTE

$__________ [SPECIFY AMOUNT]                         Raleigh, North Carolina
                                                     as of October 29, 1996

                  For value received, the undersigned, WINSTON HOTELS, INC., a North Carolina corporation (the "Company"), and WINN LIMITED PARTNERSHIP, a North Carolina limited partnership (the "Partnership") (the Company and the Partnership shall hereinafter be referred to, jointly and severally, as the "Borrower"), jointly and severally promise to pay to the order of ____________________________ [SPECIFY NAME OF BANK], A ___________________
[SPECIFY WHETHER A STATE BANK OR NATIONAL BANKING ASSOCIATION] (the "Bank"), for the account of its Lending Office, the principal sum of _________________________________ DOLLARS ($__________ ) [SPECIFY AMOUNT], or
such lesser amount as shall equal the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank of Georgia, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303, or such other address as may be specified from time to time pursuant to the Credit Agreement.

                  All Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                  This note is one of the Notes referred to in the Credit Agreement dated as of October 29, 1996, among the Borrower, the banks listed on the signature pages thereof and their successors and assigns, Wachovia Bank of North Carolina, N.A., as Collateral Agent and Wachovia Bank of Georgia, N.A., as Administrative Agent (as the same may be amended or modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

                  Time is of the essence of this Note. In the event all or any part of any installment due under the terms of this Note is delinquent for more than fifteen (15) days (excluding the final payment of principal and interest due on the Maturity Date), there shall be due to the Bank, in addition to the delinquent installment or part thereof and in order to compensate the Bank for extra costs and expenses caused by such late payment, a sum equal to four percent (4%) of the amount so delinquent.

                  THIS NOTE MAY NOT BE CHANGED ORALLY AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF NORTH CAROLINA.

                  The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

                  The Borrower agrees, in the event that this Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees.

                  IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed under seal, by its duly authorized officers as of the day and year first above written.

                                            BORROWER:

                                            WINSTON HOTELS, INC., a North
                                            Carolina corporation


                                            By:
                                                -----------------------------
                                                     Senior Vice President
ATTEST:

------------------------------
Assistant Secretary

[CORPORATE SEAL]

                              WINN LIMITED PARTNERSHIP, a North Carolina
                              limited partnership   (SEAL)

                              By: WINSTON HOTELS, INC., its sole general partner


                                    By:
                                       ------------------------------
                                         Senior Vice President
ATTEST:

------------------------------
Assistant Secretary

[CORPORATE SEAL]

                                      Note
                         LOANS AND PAYMENTS OF PRINCIPAL
--------------------------------------------------------------------------------

           Type                           Amount Amount of
           of          Interest of        Principal        Maturity    Notation
Date       Loan(1)     Rate     Loan      Repaid           Date        Made By
----       ----        ----     ----      ---------        --------    --------
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------


-------------------------------
    (1)    I.e., a Base Rate or Euro-Dollar Loan.

                                                                       EXHIBIT B


                                   OPINION OF
                            COUNSEL FOR THE BORROWER



                     [Borrower's Counsel has provided form]

                                                                       EXHIBIT C


                                   OPINION OF
             WOMBLE CARLYLE SANDRIDGE & RICE, PLLC, SPECIAL COUNSEL
                                 FOR THE AGENTS



           [Date as provided in Section 3.04 of the Credit Agreement]

To the Banks and the Administrative Agent
  Referred to Below
c/o Wachovia Bank of Georgia, N.A.,
  as Administrative  Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757

Dear Ladies/Gentlemen:

           We have participated in the preparation of the Credit Agreement (the "Credit Agreement") dated as of October 29, 1996 among Winston Hotels, Inc., a North Carolina corporation (the "Company"), and WINN Limited Partnership, a North Carolina limited partnership (the "Partnership"), the banks listed on the signature pages thereof (the "Banks") and Wachovia Bank of Georgia, N.A., as Administrative Agent (the "Administrative Agent"), and Wachovia Bank of North Carolina, N.A., as Collateral Agent (the "Collateral Agent") (the Collateral Agent and the Administrative Agent being collectively referred to as the "Agents"), and have acted as special counsel for the Agents for the purpose of rendering this opinion pursuant to Section 3.04(d) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

           This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions, which Interpretive Standards are incorporated herein by this reference.

           We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

           Upon the basis of the foregoing, and assuming the due authorization, execution and delivery of the Credit Agreement and each of the Notes by or on behalf of the Borrower, we are of the opinion that the Credit Agreement constitutes a valid and binding agreement of the

Borrower and each Note constitutes valid and binding obligations of the Borrower, in each case enforceable in accordance with its terms except as: (i) the enforceability thereof may be affected by bankruptcy, insolvency, reorganization, fraudulent conveyance, voidable preference, moratorium or similar laws applicable to creditors' rights or the collection of debtors' obligations generally; (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and (iii) the enforceability of certain of the remedial, waiver and other provisions of the Credit Agreement and the Notes may be further limited by the laws of the State of North Carolina; provided, however, such additional laws do not, in our opinion, substantially interfere with the practical realization of the benefits expressed in the Credit Agreement and the Notes, except for the economic consequences of any procedural delay which may result from such laws.

           In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction except the State of North Carolina. We express no opinion as to the effect of the compliance or noncompliance of the Agents or any of the Banks with any state or federal laws or regulations applicable to the Agents or any of the Banks by reason of the legal or regulatory status or the nature of the business of the Agents or any of the Banks.

           This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you and any Assignee, Participant or other Transferee under the Credit Agreement without our prior written consent.

                                     Very truly yours,

                                     WOMBLE CARLYLE SANDRIDGE & RICE, PLLC



                                     By:
                                        -----------------------------
                                              Manager

                                                                       EXHIBIT D

                               CLOSING CERTIFICATE
                                       OF
                          WINN LIMITED PARTNERSHIP AND
                              WINSTON HOTELS, INC.

           Reference is made to the Credit Agreement (the "Credit Agreement") dated as of October 29, 1996, among WINN Limited Partnership, a North Carolina limited partnership (the "Partnership"), Winston Hotels, Inc., a North Carolina corporation (the "Company") (the Company and the Partnership being collectively referred to as the "Borrower"), Wachovia Bank of Georgia, N.A., as Administrative Agent, Wachovia Bank of North Carolina, N.A., and the other Banks listed on the signature pages thereof. Capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.

           Pursuant to Section 3.04(e) of the Credit Agreement, Phil R. Alfano, the duly authorized Senior Vice President of the Company, on its own behalf and as the general partner of the Partnership, hereby certifies to the Administrative Agent and the Banks that: (i) no Default has occurred and is continuing on the date hereof; and (ii) the representations and warranties of the Borrower contained in Article IV of the Credit Agreement are true on and as of the date hereof.

           Certified as of the ___ day of October, 1996.

                             WINN LIMITED PARTNERSHIP, a North Carolina limited partnership (SEAL)

                             By: WINSTON HOTELS, INC., a North Carolina corporation, its general partner



                                     By:
                                         -------------------------------------
                                              Senior Vice President


                             WINSTON HOTELS, INC., a North Carolina
                             corporation



                             By:
                                --------------------------------------
                                     Senior Vice President

                                                                       EXHIBIT E

                              WINSTON HOTELS, INC.

                        ASSISTANT SECRETARY'S CERTIFICATE

           The undersigned, Brenda G. Burns, Assistant Secretary of Winston Hotels, Inc., a North Carolina corporation (the "Company"), on behalf of the Company and on behalf of WINN Limited Partnership, a North Carolina limited partnership in which the Company is the general partner (the "Partnership"), (the Company and the Partnership being collectively referred to as the "Borrower") hereby certifies that he has been duly elected, qualified and is acting in such capacity as Secretary of the Company and that, as such, he is familiar with the facts herein certified and is duly authorized to certify the same, and hereby further certifies, in connection with the Credit Agreement dated as of October 29, 1996 among the Borrower, Wachovia Bank of Georgia, N.A., as Administrative Agent, Wachovia Bank of North Carolina, N.A., as Collateral Agent, and the Banks listed on the signature pages thereof that:

           1. Attached hereto as Exhibit A is a complete and correct copy of the Articles of Incorporation of the Company as in full force and effect on the date hereof as certified by the Secretary of State of the State of North Carolina, the Company's state of incorporation.

           2. Attached hereto as Exhibit B is a complete and correct copy of the Bylaws of the Company as in full force and effect on the date hereof.

           3. Attached hereto as Exhibit C is a complete and correct copy of the limited partnership agreement of the Partnership as in full force and effect on the date hereof.

           4. Attached hereto as Exhibit D is a complete and correct copy of the resolutions duly adopted by the Board of Directors of the Company on __________, 1996 approving, and authorizing, on behalf of the Company and the Partnership, the execution and delivery of the Credit Agreement, the Notes (as such term is defined in the Credit Agreement) and the other Loan Documents (as such term is defined in the Credit Agreement) to which the Borrower is a party. Such resolutions have not been repealed or amended and are in full force and effect, and no other resolutions or consents have been adopted by the Board of Directors of the Company in connection therewith.

           5. Phil R. Alfano, who as Senior Vice President of the Company signed the Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party, was duly elected, qualified and acting as such at the time he signed the Credit Agreement, the Notes and other Loan Documents to which the Borrower is a party, and his signature appearing on the Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party is his genuine signature.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the ____ day of October, 1996.

                               --------------------------------
                               Name:   Brenda G. Burns
                               Title: Assistant Secretary, Winston Hotels, Inc.

                                                                       EXHIBIT F

                         FORM OF COMPLIANCE CERTIFICATE

                                __________, 199_


Wachovia Bank of Georgia, N.A.
    as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757

           Re: Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of October 29, 1996 by and among Winston Hotels, Inc. (the "Company"), WINN Limited Partnership (the "Partnership") (the Company and the Partnership being collectively referred to as the "Borrower"), the Banks from time to time parties thereto, Wachovia Bank of North Carolina, N.A., as Collateral Agent, and Wachovia Bank of Georgia, N.A., as Administrative Agent.

Ladies and Gentlemen:

         This Compliance Certificate is delivered pursuant to Section 5.01(c) of the Credit Agreement. All terms used herein but not defined herein shall have the meaning given to such terms in the Credit Agreement.

         1. The Borrower hereby certifies that, as of the date hereof, no "Default" exists on the date of such certificate [, other than those "Defaults" described in Schedule 1 attached hereto and incorporated herein by reference]. [IF SCHEDULE 1 IS ATTACHED,
                  SCHEDULE 1 SHOULD IDENTIFY THE DEFAULT WITH PARTICULARITY AND SHOULD IDENTIFY THE ACTION THE BORROWER IS TAKING OR PROPOSES TO TAKE WITH RESPECT TO SUCH DEFAULT.]

         2. Attached hereto are computations setting forth in reasonable detail the compliance by the Borrower with the following Sections of the Credit Agreement:


                  a.  Section 5.04   Consolidated Debt
                  b.  Section 5.08   Total Funded Debt for Distribution Cash
                                     Available
                  c.  Section 5.09   Consolidated Tangible Net Worth

                                       WINSTON HOTELS, INC., on its own behalf
                                       and as general partner of WINN LIMITED
                                       PARTNERSHIP


                                       By:
                                          --------------------------------------
                                            Senior Vice President

                                                                       EXHIBIT G

                            ASSIGNMENT AND ACCEPTANCE
                         Dated ________________ __, 199_


           Reference is made to the Credit Agreement dated as of______________ __________________ __, ____ (together with all amendments and modifications thereto, the "Credit Agreement") among Winston Hotels, Inc., a North Carolina corporation (the "Company") and WINN Limited Partnership, a North Carolina limited partnership (the "Partnership") (the Company and the Partnership being collectively referred to as the "Borrower"), the Banks (as defined in the Credit Agreement), Wachovia Bank of Georgia, N.A., as Administrative Agent (the "Administrative Agent") and Wachovia Bank of North Carolina, N.A., as Collateral Agent (the "Collateral Agent") (the Administrative Agent and the Collateral Agent being collectively referred to as the "Agents"). Terms defined in the Credit Agreement are used herein with the same meaning.

           ___________________________________________________ (the "Assignor")
and ________________________________________ (the "Assignee") agree as follows:


1. The Assignor hereby sells and assigns to the Assignee, without recourse to the Assignor, and the Assignee hereby purchases and assumes from the Assignor, a ______% interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below) (including, without limitation, a ______% interest (which on the Effective Date hereof is $_______________) in the Assignor's Commitment and a ______% interest (which on the Effective Date hereof is $_______________) in the Loans owing to the Assignor a ______% interest in the Note held by the Assignor (which on the Effective Date hereof is
$__________________)).

           2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim and that as of the date hereof its Commitment (without giving effect to assignments thereof which have not yet become effective) is $_________________ and the aggregate outstanding principal amount of Loans owing to it (without giving effect to assignments thereof which have not yet become effective) is $_________________; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto; and (iii) attaches the Note[s] referred to in paragraph 1 above and requests that the Administrative Agent exchange such Note[s] as follows: [a new Note dated _______________, ____ in the principal amount of _________________ payable to the order of the Assignee in the principal amount of $_______________ payable to the order of the Assignor and a Note dated ______________, ____ in the principal amount of $______________ payable to the order of the Assignee].

           3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.04(a) thereof (or any more recent financial statements of the Borrower delivered pursuant to Section 5.01(a) or (b) thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agents, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a bank or financial institution; (iv) appoints and authorizes the Agents to take such action as agents on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agents by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; (vi) specifies as its Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof, (vii) represents and warrants that the execution, delivery and performance of this Assignment and Acceptance are within its corporate powers and have been duly authorized by all necessary corporate action[, and (viii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty].(2)

           4. The Effective Date for this Assignment and Acceptance shall be _______________ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for execution and acceptance by the Administrative Agent [and to the Borrower for execution by the Borrower](3).

           5. Upon such execution and acceptance by the Administrative Agent [and execution by the Borrower]**, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent rights and obligations have been transferred to it by this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent its rights and obligations have been transferred to the Assignee by this

         (2) If the Assignee is organized under the laws of a jurisdiction outside the United States.
         (3) If the Assignee is not a Bank or an Affiliate of a Bank prior to the Effective Date.

this Assignment and Acceptance, relinquish its rights (other than under Section
8.03 and Section 9.03 of the Credit Agreement) and be released from its obligations under the Credit Agreement.

         6. Upon such execution and acceptance by the Administrative Agent [and execution by the Borrower]**, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to such acceptance by the Administrative Agent directly between themselves.

         7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of North Carolina.

                                     [NAME OF ASSIGNOR]

                                     By:____________________________________
                                     Title:

                                     [NAME OF ASSIGNEE]

                                     By:____________________________________
                                     Title:

                                     Lending Office:
                                     _______________________________________

                                     _______________________________________

                                     _______________________________________
                                     Telecopy number:_______________________
                                     Telephone number:______________________

                                     WACHOVIA BANK OF GEORGIA, N.A., as
                                     Administrative Agent

                                     By:____________________________________
                                     Title:

                                     BORROWER:*

                                     WINSTON HOTELS, INC., a North Carolina
                                     corporation


---------------
         *If the Assignee is not a Bank or an Affiliate of a Bank prior to the Effective Date.

                                     By:
                                         -----------------------------
                                              Senior Vice President

                                     WINN LIMITED PARTNERSHIP, a North Carolina
                                     limited partnership   (SEAL)


                                     By: WINSTON HOTELS, INC., its sole general
                                     partner


                                              By:
                                                  -----------------------------
                                                       Senior Vice President

                                                                       EXHIBIT H


                               NOTICE OF BORROWING


                    [To Be Provided by Borrower and Wachovia]

                                                                       EXHIBIT I


                       FORM OF BORROWING BASE CERTIFICATE


                    [To be provided by Borrower and Wachovia]

                                                                       EXHIBIT J


                           FORM OF PAYDOWN ALLOCATION


                    [To be provided by Borrower and Wachovia]